MANAGEMENT AND ADMINISTRATIVE SERVICES AGREEMENT

De Queen Healthcare Hospital

THIS MANAGEMENT AND ADMINISTRATIVE SERVICES AGREEMENT (this “Agreement”) is entered into as of the 7th day of January 2019, by and among De Queen Healthcare Hospital, LLC (“DQH”), a Nevada Limited Liability Company, and iHealthcare Management Company, a Florida Corporation (“Manager”). DQH and Manager are sometimes referred to herein individually as a “Party” or collectively as the “Parties.”

WITNESSETH:

WHEREAS, DQH owns and operates an acute general medical and surgical hospital (the “DQH Facilities”) located on the medical campus with a principal address of 1306 W Collin Raye Drive, De Queen, Arkansas, 71832;

WHEREAS, Manager is a Hospital Management Company;

WHEREAS, Manager has demonstrated expertise and a track record of successfully managing and improving the performance of hospitals serving rural communities;

WHEREAS, DQH desires that Manager provide services to administer, supervise, and manage, and Manager desires to administer, supervise, and manage, the operations of the DQH Facilities on behalf of DQH commencing on January 7, 2019 (the “Effective Date”) on the terms and conditions set forth hereinafter, in furtherance of and consistent with DQH’s mission:

NOW, THEREFORE, in consideration of the foregoing and the mutual agreements, covenants and promises hereinafter set forth and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and intending to be legally bound, the Parties hereto agree as follows:

1.Retention of Manager. Subject to the terms and conditions of this Agreement, as of the Effective Date, DQH hereby retains and appoints Manager to manage the DQH Facilities on behalf of DQH. Manager shall provide, at Manager’s sole expense and determination, all necessary corporate administration, shared services, legal services, compliance, hospital employee benefits program sponsorship, general business infrastructure and support necessary for Manager’s performance under this agreement. During the Term hereof, Manager shall be the exclusive provider of such services as are described herein as Management Services.

2.Strategic Plan and Budget. Manager and DQH, shall develop and agree on an annual plan setting forth details regarding the strategic, operational and capital activities that Manager shall undertake and

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oversee on behalf of DQH and the budgets regarding such activities (as amended from time to time, the “Strategic Plan and Budget”), which shall include, among other matters:

(a)strategic, programmatic and service line initiatives (including their operating and capital requirements) for the DQH Facilities;

(b)performance improvement initiatives, business development objectives, cost reduction plans, synergistic opportunities and efficiency improvements;

(c)an annual operating budget setting forth an estimate of operating revenues and expenses for the next year, which operating budget shall be in reasonable detail and shall contain an explanation of anticipated changes in utilization, patient charges, payroll, and other factors;

(d)an annual capital expenditures budget outlining a program of capital expenditures for the next fiscal year, which budget shall designate expenditure items as either “routine capital” or “enhancement capital” and estimate where possible their return on investment and other impact on operations, market position, etc.; and

(e)an annual projection of cash receipts and disbursements based upon the proposed capital expenditures and operating budgets, which projection shall contain recommendations concerning use of excess cash flow, if any.

2.2Revenues. To the extent cash revenues of the DQH Facilities are not sufficient to support expenditures contemplated by the Strategic Plan and Budget, DQH will be solely responsible for its cost of operation. If requested by DQH, Manager will use commercially reasonable efforts to assist DQH in obtaining financing to fund such cost of operation. Manager shall use commercially reasonable efforts to achieve the revenue targets and other goals consistent with the Strategic Plan and Budget and Performance Targets.

3.Control By DQH. Notwithstanding anything contained anywhere to the contrary, the Governing Body of DQH shall be the Governing Body of the DQH Facilities (the “Governing Body”) and, shall possess ultimate authority and control over DQH. DQH authorizes general operating policies developed by and to be carried out by Manager under this Agreement. The Governing Body shall delegate authority to Manager to enable Manager effectively to perform its functions hereunder. By entering into this Agreement, DQH does not, and shall not in the future, delegate to Manager any of the powers, duties, and responsibilities vested in the Governing Body by law or by DQH’s governing documents. DQH is solely obligated to and shall pay, make funds available to Manager for the payment of, or otherwise cause to be satisfied or discharged, all Hospital Expenses in accordance with the terms of this Agreement. On a monthly basis, Manager shall meet or confer with DQH and provide financial reports, statistical reports, updates and review requests for approvals by the Governing Body.

4.Operational Services. Manager shall use commercially reasonable efforts to oversee the efficient and orderly operation of the DQH Facilities and shall provide the following services in accordance to the terms hereof, or if not herein specified then at least at the level of prevailing industry practices:

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4.1Key Hospital Services. Manager shall (a) use commercially reasonable efforts to perform all services consistent with the specific standards herein, (b) use commercially reasonable efforts otherwise to oversee the implementation of processes and systems at the DQH Facilities consistent with the Strategic Plan and Budget, and (c) refrain from intentionally taking any actions that are in material violation of applicable laws in its activities pursuant to this Agreement. Manager’s objectives in performing the Management Services shall include the following:

(a)Improving Emergency Department responsiveness to patients, reducing wait times and left-without-being-seen metrics;

(b)Improving clinical service quality and documentation through sophisticated hospitalist and case management programs and quality of services [which may be provided by telehealth services];

(c)Decreasing supply chain costs and quality of services by standardizing purchasing activities and establishing cost-effective purchasing and usage protocols;

(d)Managing labor costs through disciplined staffing policies, while strengthening employee retention and recruitment activities;

(e)Improving the clinical documentation, coding and billing procedures of the DQH Facilities, and compliance with government programs and private payor requirements, so as to increase proper fee realization in accordance with applicable contracts and law;

(f)Assisting with the improvement of other revenue cycle functions;

(g)Developing new recurring revenue streams and increasing inpatient volumes by expanding and refining managed care activities;

(h)Realigning administrative infrastructure to better capitalize on system scale and to standardize best practices;

(i)Improving marketing, advertising and positioning of DQH within the local market;

(j)Improving care protocols and management of patient care flow, bed availability and turnover, and length of stay;

(k)Augmenting initiatives in payer relations and contracting;

(l)Enhancing the effective linkage of the clinical enterprise with support of DQH’s teaching and research activities; and

(m)Implementing the services described in the remainder of this Agreement.

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(n)Advising the Governing Body of any material actions that Manager recommends be taken to avoid material non-compliance with law or deficiencies in services.

4.2Staffing.

(a)During the Term, Manager shall contract with and provide, and at its sole expense pay all compensation and benefits due to support necessary and adequate corporate administration, corporate shared services and corporate business infrastructure. Each such Senior Executive, and any future replacement thereof, shall be subject to reasonable advance approval by the Governing Body, which shall not be unreasonably withheld or delayed. When so approved by the Governing Body and in the performance of their duties hereunder, such Senior Executives shall be subject to and shall comply with all DQH policies and requirements applicable to their respective positions and duties, subject to the Senior Executives being advised thereof in writing in advance.  In addition, at Hospital Expense and not included in the Management Fee, Manager may make available certain advisors and other personnel (the “Senior Advisors”) from time to time to consult with, visit and perform on site periodic reviews and evaluations, and advise DQH regarding the operations and business of the DQH Facilities in order to ensure effective management of the DQH Facilities.  The Parties acknowledge and agree that the composition of such advisory services at any given time may vary depending on the needs of the business of DQH, in Manager’s reasonable discretion and/or at DQH’s reasonable request and Manager’s agreement thereto.

(b)Subject to the Strategic Plan and Budget, Manager will determine necessary and appropriate staffing levels of the DQH Facilities, and Manager shall oversee and administer the recruitment and hiring in the name of and on behalf of DQH such physicians, nurses, technicians, administrative, and other staff as are determined to be necessary or appropriate for the operation of the DQH Facilities. Manager shall execute on behalf of DQH, as appropriate, any employee hiring, terminations, or other actions. Manager shall monitor and review all payroll functions for the DQH Facilities periodically.

(c)All personnel required to be employed directly by DQH under applicable licensure and reimbursement laws, regulations, and related requirements shall be employees or contractors of DQH (“DQH Personnel”) and not Manager, and shall be subject to DQH’s personnel policies. All wages, benefits and other payroll expenses related to DQH Personnel shall be included as part of Hospital Expenses. For the avoidance of doubt, the term DQH Personnel does not include any Senior Executives or any personnel of Manager, unless DQH first approves their addition at Hospital Expense.

(d)Manager shall administer and oversee the enforcement of personnel policies established in accordance with DQH’s contractual obligations, employment policies and the Strategic Plan and Budget in connection with hiring, managing, and discharging DQH Personnel.

(e)Subject to the terms of any applicable labor agreements binding  DQH or the DQH Facilities, including, without limitation, any collective bargaining agreements, Manager, as the

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authorized agent of DQH, shall (i) determine the staffing plans on behalf of DQH with respect to the number and qualifications of DQH Personnel required for the efficient and effective operation of DQH Facilities operations, and, (ii) in accordance with the Strategic Plan and Budget, implement wage scales, employee benefit packages and programs, in-service training programs, staffing schedules, and job descriptions for DQH Personnel, all in order to accomplish the policies established by DQH.

(f)           Manager is authorized to provide or arrange for cost effective employer self-insured employee benefits programs either through third parties or through an affiliate of Manager on behalf of the Hospital at Hospital Expense. Manager is authorized to sponsor such programs as necessary for their implementation.

4.3Training. Manager, in collaboration with DQH, shall assist in educational training programs for DQH Personnel designed to improve inpatient and case management, clinical documentation, departmental operations and such other matters as Manager may determine to be beneficial to the efficient operation of the DQH Facilities.

4.4Contracts. Manager shall assist the Senior Executives in negotiating and consummating agreements and contracts for and on behalf of the DQH Facilities in the name of DQH in the usual course of business, all in accordance with the Strategic Plan and Budget.

4.5Laws and Accreditations. Manager shall aid in obtaining and maintaining, in DQH’s name, all licenses, permits, approvals and certificates of accreditation required for the operation of the DQH Facilities.

4.6Medical Records. Manager shall administer and oversee systems for the timely, accurate and efficient creation, filing, security, sharing among care givers and other lawful persons, and retrieval at the DQH Facilities, of all medical records, charts, and files, all in accordance with applicable law, the requirements of payors, the needs of effective risk management and compliance systems, and other best practices.

4.7HIPAA and Business Associate Agreement. The Parties hereby acknowledge and agree to enter into and comply with the Business Associate Addendum attached hereto, to evidence their compliance with privacy standards adopted by   the U.S. Department of Health and Human Services as they may be amended from time to time, 45 C.F.R. Parts 160 and 164, subparts A, D and E, the security standards adopted by the U.S. Department of Health and Human Services as they may be amended from time to time, 45 C.F.R. Parts 160, 162 and 164, subpart C , and the requirements of Title XIII, Subtitle D of the Health Information Technology for Economic and Clinical Health (HITECH) Act provisions of the American Recovery and Reinvestment Act of 2009, 42 U.S.C. §§ 17921-17954, and all its implementing regulations, when and as each is effective and compliance is required, as well as any applicable state confidentiality laws.

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4.8Support Services. Manager shall administer and oversee customary hospital support services, including, but not limited to, housekeeping, maintenance (including repair and maintenance of the interior and exterior of the DQH Facilities building, and grounds), janitorial, security and food services.

4.9Information Technology Systems and Records. Manager shall administer and oversee the maintenance and operation of accounting, auditing, budgeting, reimbursement, revenue cycle, payor reporting and reconciliation, electronic health record, computerized physician order entry, and other clinical service records and other information technology systems required for the efficient management of the DQH Facilities’ affairs and compliance with payor program requirements and/or contracts. Manager shall administer and oversee the preparation and maintenance of all books and records regarding operations and financial transactions pertaining to the DQH Facilities and shall ensure copies of such books and records are made available to the Governing Body or its designee upon request.

4.10Establishment of Operational Policies. Manager shall develop and implement DQH policies, procedures, and standards of operation, maintenance, pricing, and other matters affecting the DQH Facilities and the operation thereof, consistent with the Strategic Plan and Budget.

4.11Acquisition of Property. Manager shall be responsible for the oversight of acquisition of all personal property, equipment, supplies, and inventory as may be necessary to operate the DQH Facilities in accordance with (i) this Agreement, (ii) the Strategic Plan and Budget, (iii) applicable laws, rules, and regulations, and (iv) applicable standards and guidelines on accreditation promulgated by the Joint Commission or any other applicable accreditation organization. Manager shall have the right to utilize such personal property, equipment, supplies, and inventory at the DQH Facilities as Manager reasonably deems necessary and appropriate to fulfill its obligations hereunder.

4.12DQH Missions. Manager shall assist DQH in:

(a)Managing the linkage between the clinical programs and student and resident academic training programs; and

(b)Enhancing the DQH Facilities’ community service mission and engagement in community activities that educate, inspire, and improve the quality of life and overall health outcomes of the patient populations served by DQH.

4.13Public Relations. Manager shall implement such advertising, marketing and other activities as may be conducive to the efficient operation of the DQH Facilities, subject to the prior approval of the Management Committee for all new materials. Subject to the foregoing, from time to time, Manager shall engage in reasonable and lawful marketing and public relations activities designed to enhance the DQH Facilities’ image and reputation and to secure and maintain patients at the DQH Facilities.

4.14Liability Insurance. Manager shall obtain and/or maintain in effect, on DQH’s behalf and at DQH’s sole expense, throughout the term of this Agreement, such policies (or programs) of property/casualty coverage, public liability, professional liability and hazard insurance and other customary insurance coverage's in commercially reasonable amounts for and on behalf of the DQH Facilities as are designated

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by DQH and consistent with the Strategic Plan and Budget or, in the absence of such a specification, as Manager considers reasonable and prudent based on criteria generally used by Manager with respect to the hospitals owned or managed by Manager. DQH, Manager and the Senior Executives shall be covered under all such applicable policies (or programs). Additionally, Manager and the Senior Executives shall be named as additional insured's under DQH’s Directors’ and Officers’ liability, Errors and Omissions liability, professional liability and other insurance policies and the Senior Executives shall be insured under any such policies to the same extent as DQH’s other officers and directors.

4.15Indigent Care. Manager shall assure access to medical care for indigent persons at the DQH Facilities in accordance with DQH’s mission, the Strategic Plan and Budget and applicable law. Manager and DQH shall ensure that charity care at DQH Facilities is provided in a manner consistent with DQH’s policies in effect from time to time. Manager shall implement and administer on behalf of DQH appropriate agreements with governmental authorities concerning reimbursement for services provided to indigent and uninsured persons.

4.16Charges.

(a)Manager shall oversee the billing for services rendered by the DQH Facilities and the collection of all accounts due to the DQH Facilities in accordance with lawful Charge-master and collection policies developed by DQH pursuant to the Strategic Plan and Budget and each applicable third-party payor program or contract. DQH shall approve the Charge-master. Manager shall update DQH on all changes to the Charge-master as they may occur in the normal course of business. Manager shall be entitled to obtain, on behalf of, and at the expense of, DQH, the assistance of one or more collection agencies who shall be required to act in accordance with law and generally recognized practices for hospitals (such as the AHA Guidelines.)

(b)DQH shall maintain bank accounts (“DQH Accounts”) necessary for operations of the DQH Facilities and Manager shall cause to be deposited therein all receipts and money arising from operations of the DQH Facilities. It is anticipated that the Senior Executives appointed as Chief Executive Officer and designated Chief Financial Officer or designee of DQH, and such other individuals as are approved by the Governing Body from time to time, shall have the right to authorize disbursements from DQH Accounts on behalf of DQH in such amounts and at such times as the same are required, as addressed further below.

4.17Payment of Expenses. Provided DQH has sufficient funds, Manager shall timely and accurately pay on behalf of DQH, from funds generated by the DQH Facilities in the DQH Accounts, where and as due, and without delinquency or default, all proper debts, liabilities, costs, and expenses (“Expenses”) related to the ownership, management and operation of the DQH Facilities, including any taxes  and all  bills for goods delivered or services rendered to the DQH Facilities and all personal property, supplies, inventory and all other items necessary for operation of the DQH Facilities and to provide the Management Services described herein. Manager shall contest by appropriate and legal means, (but may not bring any lawsuit without complying with such guidelines and policies as are established from time to time by the Governing

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Body or the Management Committee) on behalf of DQH, any claims for payment asserted with respect to the DQH Facilities that Manager, in good faith, considers erroneous or improper.

4.18Agency. Within the scope of functions delegated to Manager hereunder and subject to other conditions set forth herein, Manager shall have the right to act and shall assist DQH as the agent and attorney-in-fact of DQH in the procuring of licenses, permits and other approvals, the payment and collection of accounts, and in all other activities necessary, appropriate, or useful to Manager in the carrying out of its duties. In performing such services, Manager shall comply with all applicable laws, regulations and requirements of governmental bodies.

4.19Elective Corporate-Based Consulting Services. If requested by DQH and agreed by Manager, Manager or its designees may provide as added elective consulting services (not included with Management Fees but paid instead under mutually agreed separate written agreements), corporate-based consulting services that are outside of the scope of the Management Services provided under this Agreement (“Consulting Services”). Manager will provide any such Consulting Services at market rates or such rates as may be mutually agreed to by the Parties, which rates shall be determined at the time such Consulting Services are requested.

4.20Compliance with Law and Professional Standards. In performing its services hereunder, and in all conduct related to this Agreement, Manager will comply with all applicable laws and with generally recognized professional standards for similar services within the hospital management industry.

5.Reports to DQH. For the purpose of keeping informed with respect to the operation of the DQH Facilities and Manager’s performance hereunder, Manager shall arrange for the preparation and delivery to the Governing Body or its designee the following:

5.1Financial Statements.

(a)Submit to the Governing Body quarterly unaudited financial statements of the DQH Facilities, containing a balance sheet and a statement of income, prepared in reasonable detail and in accordance with generally accepted accounting principles; and

(b)Annually, within one hundred twenty (120) days after the end of each fiscal year of the DQH Facilities, audited financial statements of the DQH Facilities (“Audited Financial Statements”), including a balance sheet, statement of income, and statement of changes in financial position, prepared in reasonable detail and in accordance with generally accepted accounting principles and accompanied by a report of the independent auditor of the DQH Facilities (selected by the Governing Body). The timing of audit submissions assumes DQH has paid audit fees in a timely manner.

5.2Strategic Plan and Budget. An annual updated Strategic Plan and Budget, to be delivered at least thirty (30) days prior to the beginning of each DQH Fiscal Year during the Term of this Agreement.

5.3Reports. All reports deliverable hereunder shall be generated by Manager using the then-existing systems of DQH and delivery of such reports is conditioned upon the capability, availability, cooperation

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and access to, such DQH systems and personnel for Manager. Manager shall hold annual meetings with the Governing Body or its designee specified in writing to discuss the reports required by this Agreement.

6.Access to Reports and Communications. Each Party agrees to provide the other, promptly when received, with access to all material reports, other filings, and communications from governmental authorities or agencies having jurisdiction over the DQH Facilities.

7.Medical Staff, Quality of Care.

7.1Cooperation with Medical Staff. Manager shall reasonably cooperate and maintain liaisons with the medical staff of the DQH Facilities (collectively, the “Medical Staff”) and shall advise and assist the Medical Staff concerning procedural matters and standards and guidelines on accreditation promulgated by The Joint Commission or any other applicable accreditation organization. However, all medical, ethical, and professional matters, including control of and questions relating to the composition, qualifications, and responsibilities of the Medical Staff, shall be the responsibility of the Governing Body, the Credentialing Committee, and the Medical Staff of the DQH Facilities.

7.2Quality Assurance Program. Manager shall review and make recommendations regarding DQH’s existing Quality Assurance Program and QIIP and shall assist DQH with the implementation and administration of its Quality Assurance Program in accordance with applicable law.

7.3Medical Affairs Committee. In order to provide a forum for communication among representatives of the Medical Staff and to ensure compliance with DQH’s Quality Assurance Program, Manager shall assist DQH in the implementation and administration of a Medical Affairs Committee that shall consist of a designated senior officer of DQH, physicians appointed by the Medical Staff, persons designated by the Governing Body or its designee, and one additional person designated by Manager. The Medical Affairs Committee, if and when implemented, would meet quarterly, or as needed, keep minutes of its meetings, and have the following suggested duties:

(a)to ensure that acceptable medical, ethical, and professional standards are attained within the DQH Facilities;

(b)to assist in implementation of the Quality Assurance Program so that the quality of health care provided at the DQH Facilities may be measured objectively;

(c)to ensure that all patients admitted to the DQH Facilities or treated as outpatients receive quality patient care;

(d)to provide a forum for discussion of problems of a medical- administrative nature;

(e)to assist the Governing Body and Manager in ensuring compliance with federal, state, and local requirements; and

(f)to act in an advisory capacity in the implementation of quality of care policies adopted by the Governing Body or the Medical Staff.

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8.Laws; Licenses; Reimbursement Programs; Accreditation.

8.1Compliance with Law. In performing services hereunder and in all other actions related to this Agreement, Manager and all personnel of Manager shall comply with applicable federal, state, and local laws, rules, and regulations relating to the DQH Facilities or Manager’s Management Services, including without limitation all agencies having jurisdiction over health care services, billing, labor/employment, taxation, environmental compliance, antitrust, or physical facility compliance. Manager shall assist DQH to operate the DQH Facilities so that it maintains all necessary licenses, permits, consents, and approvals from all governmental agencies that have jurisdiction over the operation of the DQH Facilities. Manager shall not be obligated to DQH for failure of the DQH Facilities to comply with any such laws, rules, and regulations or for failure of the DQH Facilities to maintain any such licenses, permits, consents, and approvals, to the extent that the failure is due to financial limitations of the DQH Facilities or to the design or construction of the DQH Facilities, or is attributable to acts, errors or omissions of DQH or its agents (other than Manager or Manager’s employees or contractors).

8.2Compliance for Charges for Services. Manager shall oversee compliance with all laws, regulations and payer contract or program requirements concerning coding, billing, charging, collecting and reporting on fees received for services of or provided in the DQH Facilities.

8.3Accreditation. Manager shall use its commercially reasonable efforts to manage the DQH Facilities in the manner necessary to maintain accreditation by The Joint Commission or any other similar applicable accreditation organization.

8.4No Violation. Neither DQH nor Manager shall knowingly cause or permit any action that shall (i) cause any governmental authority having jurisdiction over the operation of the DQH Facilities to institute any proceeding for the rescission, suspension, or revocation of any license, permit, consent, or approval; (ii) cause the Joint Commission or any other similar applicable accreditation organization to institute any proceeding or action to revoke its accreditation of the DQH Facilities; (iii) cause a termination of, or adversely affect, DQH’s participation in Medicare, Medicaid, Blue Cross, or any other public or private medical payment program; or (iv) cause DQH to violate or default under any of its legal obligations under debt financings. DQH, and not Manager, shall bear sole responsibility for non-compliance with this section if non-compliance was due to insufficient funds or acts, errors or omissions by DQH Personnel.

9.Limitations on Manager’s Exercise of Duties.

9.1Limitations on Manager’s Exercise of Duties.

(a)Except as contemplated by the Strategic Plan and Budget or as the Governing Body or its designee may specifically authorize in writing from time to time, Manager shall not have the authority to undertake the following, on DQH’s behalf, without the advance written consent of the Governing Body (or its designee authorized in writing):

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(1)Purchase capital assets or incur expenses (other than consistent with the Strategic Plan and Budget) in excess of $50,000 or such higher amount as may be authorized by DQH.

(2)Incur debt on behalf of DQH;

(3)Encumber DQH property, or sell or dispose of any material assets having a value in excess of $25,000;

(4)Approve or undertake any other matters required by law to be approved by DQH’s Governing Body;

(5)File or settle litigation;

(6)Grant any person any rights with respect to ownership of, or limiting the activities of, the DQH Facilities; or

(b)Except as set forth in the Strategic Plan and Budget, DQH shall have the ultimate authority to decide, in its sole and absolute discretion, whether to approve, disapprove or undertake any of the above listed items.  However, DQH agrees to consult and cooperate with Manager in good faith concerning any decisions related to the above listed items. The following list includes general items that require Board approval:

1.Adopting or amending employee equity and benefit plans

2.Hiring or firing senior officers or key employees

3.Entering into employment agreements, or amending the terms of employment, for senior officers

4.Borrowing or lending money

5.Adopting an annual budget

6.Entering into agreements of material importance to the corporation (e.g., financing agreements, material license agreements and leases)

7.Any expenses of greater than $50,000.00 (Fifty Thousand Dollars)

10.Defense of Claims; Exculpation.

10.1DQH.

(a)DQH agrees to indemnify, defend and hold harmless Manager, including its “advisors” (selected by Manager and accepted by DQH), affiliates, subsidiaries, successors and assigns, and any employee, agent, officer, director, shareholders, manager, representative, attorney, or independent contractors, including but not limited to Senior Executives and their employer and

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its affiliates (together, the “SE Employer”), and direct or indirect equity holder of Manager, and any person who controls Manager (any or all of the foregoing hereinafter a “Manager Indemnified Person”), from and against any losses, damages, liabilities, deficiencies, claims, actions, suits, proceedings, judgments, settlements, interest, awards, penalties, fines, costs, or expenses (including reasonable attorneys’ fees and costs of defense), joint or several, of any kind or nature whatsoever (collectively, “Claims”) that may be incurred by or asserted against Manager or a Manager Indemnified Person (whether or not Manager or a Manager Indemnified Person is party to such Claims) to the extent they result from, arise out of, or are in any way related to, the following, in each case as finally determined by an arbitrator:

(1)the breach or non-fulfillment or violation by DQH or any of its Representatives of any of the covenants, duties, obligations, representations or warranties of DQH set forth in this Agreement;

(2)any actions or omissions of DQH or its affiliates, subsidiaries, successors, assigns, employees, agents, officers, directors, managers, advisors, representatives, attorneys, independent contractors (respectively, “Representatives,” but for the avoidance of doubt specifically excluding Manager, SE Employer and Manager Indemnified Persons), including without limitation actions or omissions arising out of the negligence, gross negligence, recklessness, or willful misconduct of DQH or its Representatives  related to this Agreement;

(3)any failure by DQH or any of its Representatives to comply with any applicable federal, state or local laws, regulations or codes in the performance of its obligations under this Agreement;

(4)Manager’s or any Manager Indemnified Person’s involvement in, in any manner including without limitation the management of, oversight of or operation of, the DQH Facilities or any other errors, actions or omissions of Manager or any Manager Indemnified Person;

(5)any claim which is brought or asserted by third parties against Manager or any Manager Indemnified Person relating to this Agreement or DQH’s ownership or operation of the DQH Facilities, including without limitation the use of any real or tangible property in connection with the DQH Facilities; or

(6)any bodily injury, death of any person or damage to real or tangible property caused by the acts or omissions of DQH or any of its Representatives.

(b)Furthermore, DQH agrees to reimburse Manager, as incurred and upon demand by Manager, for legal or other expenses reasonably incurred by Manager or a Manager Indemnified Person in connection with investigating, defending or preparing to defend any such Claims (including without limitation in connection with the enforcement of the indemnification obligations set forth herein), whether or not Manager or any Manager Indemnified Person is a

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party to any Claims out of which any such expenses arise and whether or not such Claims are brought by DQH, its Representatives or any other person or entity.

(c)However, DQH shall not be obligated under the foregoing indemnity agreement in respect to any Claims (a) to the extent such Claims resulted in whole or in part from the gross negligence, willful misconduct or fraud of Manager or a Manager Indemnified Person; (b) by one Manager Indemnified Person against another relating to activities of such parties pursuant to the Agreement; or (c) arising from (i) felony criminal activity that any Senior Executive or Manager Indemnified Person directly participated in or (ii) other acts indemnifiable by Manager, in each such case (other than with respect to felony criminal acts), as finally determined by an arbitrator.

(d)The reimbursement and indemnity obligations of DQH under this Agreement shall be in addition to any liability DQH may otherwise have; shall extend upon the same terms and conditions to the Manager Indemnified Persons, and shall be binding upon and inure to the benefit of any successors, assigns, heirs, and personal representatives of DQH, or of Manager or any Manager Indemnified Persons.

10.2Manager. Manager shall indemnify, defend, and hold harmless DQH including its affiliates, subcontractors, successors and assigns and any employee, agent, officer, director, manager, representative, attorney or independent contractor (“DQH Indemnified Persons”) against any Claims (including reasonable attorneys’ fees and costs of defense) to the extent that they result from the felony criminal acts that Manager Indemnified Persons directly participated in, willful misconduct, gross negligence or fraud of Manager, in each such case (other than with respect to felony criminal acts which shall require final judgment by a court of competent jurisdiction (not subject to further appeal)), as finally determined by an arbitrator. A Manager Indemnified Person shall not be liable for any act or omission of any other Manager Indemnified Person other than its own officers, directors, employees and subcontractors. In addition, Manager shall not be obligated under the foregoing indemnity agreement in respect to any Claims (a) to the extent such Claims resulted in whole or in part   from the gross negligence, willful misconduct or fraud of DQH or a DQH Indemnified Person (b) by one DQH Indemnified Person against another relating to activities of such  parties pursuant to the Agreement; or (c) arising from (i) felony criminal activity that  any DQH Indemnified Person directly participated in or (ii) other acts indemnifiable by DQH, in each such case (other than with respect to felony criminal acts) as finally determined by an arbitrator. The Manager Indemnified Persons shall not be liable for any act, error, omission or delay taken at the specific direction or with the express approval of the Governing Body to take action or the failure of the Governing Body to take action.

10.3Procedure.

(a)In the event that any Party hereunder shall receive any notice of any claim or proceeding against said Party in respect to which indemnity may be sought under this Agreement, the said Party (“Indemnitee”) shall give the Party upon whom   a claim could be made under this Agreement (“Indemnitor”) written notice of such loss, liability, claim, damage, or expense and the Indemnitor shall have the right to contest and defend any action brought against the Indemnitee

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based thereon, and shall have the right to contest and defend any such action in the name of the Indemnitee at the Indemnitor’s own expense; provided, however, that if the Indemnitor shall fail to assume the defense and notify the Indemnitee of the assumption of the defense of any such action within ten (10) days of the giving of such notice by the Indemnitee, then the Indemnitee shall have the right to take any such action as it reasonably deems appropriate to defend, contest, settle, or compromise any such action or assessment and claim indemnification as provided herein; provided, however, that no Party shall settle any such action without the consent of the other applicable Party (which consent shall not be unreasonably withheld) unless such settlement involves only the payment of money and the claimant provides the Indemnitee a release from all liability in respect of such claim. If the Indemnitor defends any action for which indemnification is claimed, the Indemnitee shall be entitled to participate at its own expense in the defense of such action; and further, provided, however, that the Indemnitor shall bear the fees  and expense of the Indemnitee’s counsel only if (i) the engagement of such counsel is specifically authorized in writing by the Indemnitor, (ii) the Indemnitor is not adequately prosecuting the defense in good faith, or (iii) the named parties to such action include both the Indemnitor and the Indemnitee and there exists a conflict or divergence of interest between such parties which renders it inappropriate for counsel selected by the Indemnitor to represent both of  such parties. The Indemnitor shall not be liable for any settlement of any claim, action, or proceeding effected without its written consent. No Party shall recover an amount in excess of the actual damages incurred.

(b)Notice of all claims as required by this Agreement shall be promptly provided as to (i) the nature of any claim; or (ii) the commencement of any suitor proceeding brought to enforce any claim. In the event of failure to provide such notice or in the event that Indemnitee shall fail to cooperate fully with the Indemnitor in the Indemnitor’s defense of any suit or proceeding, the Indemnitor shall be released from some or all of its obligations with respect to that suit or proceeding to the extent that the failure of notice or cooperation actually and materially adversely affected the Indemnitor’s defense of such claims.

10.4Indemnification of Senior Executives. In addition to, and without limiting the indemnification described above, DQH shall indemnify the Senior Executives who will be acting as officers of DQH to the same extent and subject to the same conditions as the most favorable indemnification it extends to its officers or directors, whether under DQH's charter, bylaws, by contract or otherwise.

10.5Exculpation of Senior Executives and SE Employer. Though the Senior Executives may continue to be employed by and associated with the Manager or SE Employer and its affiliates while providing services described hereunder, with respect to DQH and DQH, the Senior Executives shall serve at the pleasure and direction of the Manager and/or Governing Body and neither the SE Employer, any Senior Executive nor any of their respective affiliates shall have any liability to DQH or DQH for any acts or omissions of the Senior Executives, notwithstanding that SE Employer may receive compensation from Manager for making the Senior Executives available to serve in such capacity (and DQH and DQH expressly waive and agree not to assert any claim of respondent superior or similar legal theory which might otherwise hold SE Employer or its affiliates liable for the acts or omissions  of the Senior Executives), except to the extent

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that any such Claims result primarily and directly from such Senior Executive’s felony criminal acts, willful misconduct, gross negligence or fraud in each such case (other than with respect to felony criminal acts which shall require final judgment by a court of competent jurisdiction (not subject to further appeal)), as finally determined by an arbitrator.

11.Access to Records.

11.1Access to Records.

(a)Manager shall provide to the Governing Body, DQH’s auditors and accountants, DQH’s fiscal intermediaries, and accountants and agents for the Medicare and Medicaid programs or any other governmental authority exercising legal and appropriate authority, access to all lawfully required records for a period of seven (7) years after the furnishing of services under this Agreement.

(b)Until the expiration of four (4) years after the furnishing of Management Services pursuant to this Agreement, the Parties shall, upon written request, make available to the Secretary of Health and Human Services (the “Secretary”) or the Comptroller General, or their duly authorized representative(s), contract, books, documents, and records related to this Agreement and necessary to verify the nature and extent of the cost of such Management Services. If any Party carries out any of its obligations under this Agreement by means of a subcontract with a value of $100,000 or more, that Party agrees to include this requirement in any such subcontract. The availability of books, documents, and records shall be subject at all times to all applicable legal requirements, including without limitation such criteria and procedures for seeking and obtaining access that may be promulgated by the Secretary by regulation. Neither Party shall be construed to have waived any applicable attorney-client privilege by virtue of this Section.

11.2Exercise of Right of Access. The foregoing rights of access shall be exercisable through a written request, upon which Manager and its subcontractors shall give access to the above contracts, books, documents, and records from time to time during reasonable business hours.

12.Management Fee.

12.1Management Fees. In consideration for the Management Services provided by Manager under this Agreement, DQH shall pay Manager as follows (collectively, the “Management Fees”):

(a)A total annual base fee (the “Base Fee”) equal to Twelve Percent (12%) of all collected cash revenues for each fiscal year of this agreement.  Manager will be paid the Management Fee on a weekly basis for the preceding week’s total cash and settlements collected from all sources. Manager is authorized to withdraw this fee on a weekly basis and will present an invoice concurrently, based on the preceding week's collected settlement reports. However, Manager must first ensure Hospital payroll is met as its’ highest priority before cash is withdrawn to pay Manager’s fees. If funds are insufficient to cover all or part of Manger’s fees, the balance due will

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be deferred as owed but carried as a deferred expense due Manager. When, in Manager’s best business judgement, sufficient funds become available to pay off all or part of fees incurred and still owing, Manager will pay down all or part of the balance of fees owed using prudent business judgement and discretion. In no case shall Manager forgive fees due for management services rendered.

(b)An incentive or success fee (the “Incentive Fee”) to be negotiated based on the achievement of certain mutually agreed milestones.

(c)IT support and EMR services are not included in the management fee and will be offered to DQH by separate agreement.

12.2Arm’s Length Transaction. The Parties have negotiated the Management Fees at arm’s length, assisted by professional financial advisers. They believe that the management fees are consistent with fair market value and comply with law.

13.Breach. In the event of a breach of any obligation or covenant under this Agreement, other than the obligation to pay money (which shall have a thirty (30) day cure period), the non-breaching Party may give the breaching Party written notice of the specifics of the breach, and the breaching Party shall have sixty (60) days (the “Cure Period”) in which to cure the breach; provided, that for any non-monetary defaults reasonably requiring greater than ninety (90) days to cure, the breaching Party shall not be in default so long as the breaching Party commences to cure such default within the required sixty (60) days and diligently prosecutes  such cure to completion thereafter. Only if the breach is not cured within said Cure Period shall the non-breaching Party be entitled to pursue any remedies it may have by reason of the breach.  A waiver of any breach of this Agreement shall not constitute a waiver of any future breaches of this Agreement, whether of a similar or dissimilar nature.

14.Term. The term of this Agreement (“Term”) shall commence and be deemed effective as of the Effective Date, and continue for an initial ten (10) year period, and shall automatically renew for one (1) additional five (5) year period unless a Party provides at least one hundred eighty (180) days prior written notice of nonrenewal to the other party. Thereafter, this Agreement may be renewed upon prior written agreement of the Parties. Any renewal periods shall be deemed a part of the Term.

In the event of and regardless of a Change of Control or merger or sale of the Hospital, this Management and Administrative Service Agreement will be assigned and assumed by the new owner or controlling entity as part of the transaction or event and continue in full force and effect through the end of the term and renewals.  iHealthcare Inc reserves all rights to this agreement in the event of such an occurrence.

15.Dispute Resolution and Remedies.

15.1Resolution by Management. The Parties’ respective management teams shall attempt, in good faith, to privately and confidentially resolve any dispute, controversy or claim arising under this Agreement (a “Dispute”). In the event the Parties are unable to resolve the Dispute after negotiating in

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good faith for thirty (30) days following written notice of the Dispute served on a Party, either Party may refer such Dispute to DQH and the CEO of Manager for resolution.

15.2Arbitration. IF A DISPUTE ARISES, THE PARTIES WILL: (a) RESOLVE ALL DISPUTES BY BINDING ARBITRATION HELD IN MIAMI-DADE COUNTY, FLORIDA BEFORE A SINGLE ARBITRATOR FROM JUDICIAL ARBITRATION AND MEDIATION SERVICES, INC. (“JAMS”); AND (b) WAIVE ANY RIGHT TO CIVIL TRIAL BY JUDGE OR JURY.  Notwithstanding the foregoing, all claims alleging violation of this agreement, restrictive covenants, mishandling of Confidential Information, or transgression of intellectual property rights, shall be subject to the exclusive jurisdiction, in Miami, Florida, of either the Florida state courts or the US District Court.  Before accepting appointment, the arbitrator shall agree: (a) that the arbitrator’s award shall be made within nine (9) months of the filing of a notice of intention (or demand) to arbitrate  (but it may be extended by written agreement of the parties); (b) to base any decision or award on governing law; (c) to not award punitive or other damages that are not measured by the prevailing party’s actual damages, except as may be required by statute; and (d) to issue an award in writing within ten (10) days of concluding the presentation of evidence and briefs.  Judgment may be entered in any court having jurisdiction thereof.  The prevailing party shall be entitled to recover from the other party its costs and expenses, including reasonable attorney’s fees.

15.3LIMITATION OF LIABILITY.  NEITHER PARTY SHALL BE LIABLE TO THE OTHER FOR ANY SPECIAL, CONSEQUENTIAL, INCIDENTAL, PUNITIVE, OR INDIRECT DAMAGES, NOR THE COST OF PROCURING SUBSTITUTE ITEMS OR SERVICES, ARISING FROM OR RELATING TO ANY BREACH OF THIS AGREEMENT, REGARDLESS OF ANY NOTICE OF THE POSSIBILITY OF SUCH DAMAGES.  IN NO EVENT WILL MANAGER BE LIABLE TO CLIENT FOR SPECIAL OR CONSEQUENTIAL DAMAGES ARISING FROM THE PROVISIONS AND THE PERFORMANCE OF SERVICES BY MANAGER UNDER THIS AGREEMENT, EVEN IF MANAGER HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES. FURTHER, THE TOTAL LIABILITY OF MANAGER UNDER THIS AGREEMENT, FOR ANY AND ALL CAUSES, WILL BE LIMITED, AND MANAGER’S TOTAL LIABILITY WILL NEVER EXCEED THE SUM OF TWENTY PERCENT [20%] OF ONE (1) MONTH AVERAGE MANAGEMENT FEES.

EXCEPT AS PROVIDED HEREIN, MANAGER DISCLAIMS ALL REPRESENTATIONS AND WARRANTIES OF ANY KIND OR NATURE, EXPRESS OR IMPLIED [EITHER IN FACT OR BY OPERATION OF LAW], WITH RESPECT TO ANY ITEM OR SERVICE PROVIDED HEREUNDER, INCLUDING BUT NOT LIMITED TO, ANY WARRANTY OF MERCHANTABILITY, TITLE, NON-INFRIGEMENT, OR FITNESS FOR A PARTICULAR PURPOSE OR ANY WARRANTY ARISING FROM CONDUCT, COURSE OF DEALING, CUSTOM, OR USAGE IN TRADE. No claim against MANAGER of any kind under any circumstances will be filed more than one year after DQH knows of, or in the exercise of reasonable care, could know of, such claim or an act or omission of MANAGER that would give rise to such a claim.

15.4Remedies. The arbitrator may grant as remedies in connection with an outstanding Dispute: (a) a required Corrective Action Plan for Manager’s performance of the Management Services, (b) specific performance of this Agreement, (c) full payment by DQH to Manager in accordance with the terms hereof, (d) a modification to the Performance Targets; (e) monetary indemnification in accordance with the terms hereof, and/or (g) any other lawful and appropriate remedy, including termination of this Agreement.

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15.5Exclusive Process. Except as otherwise set forth herein, the procedure set forth in this Section 15 shall be the Parties’ exclusive process for resolution of all Disputes.

16.Termination. This Agreement may be terminated prior to the expiration of the Term only as follows, and any such termination shall not affect any rights or obligations arising prior to the effective date of termination:

16.1Termination for Material Breach.

(a)Notwithstanding any provision contained herein, however, Manager shall not be liable to DQH and shall not be deemed to be in breach of this Agreement for  the failure to perform any or all obligations to be performed by Manager pursuant to this Agreement, to the extent such failure results from (i) governmental intervention, (ii) labor dispute, (iii) law, regulations, rules or reimbursement rules or policies that actually prevent such performance, (iv) any other action or force majeure or event which is beyond the reasonable control of Manager, or (v) any failure by DQH to perform, fund or meet any of DQH’s obligations hereunder; and provided that Manager shall nevertheless be obligated duly to perform hereunder to the extent such performance remains feasible.

16.2Bankruptcy Insolvency. Manager shall be entitled to file a UCC for unpaid Management Fees. Manager may terminate this Agreement upon ten (10) days written notice to DQH in the event DQH (or DQH’s sponsoring entity)  becomes insolvent or fails to pay, or admits in writing its inability to pay, its debts as they  mature; or a trustee, receiver or other custodian is appointed for such other party for all or a substantial part of such person’s property and is not discharged within sixty (60) days of appointment;  or any bankruptcy reorganization, debt, arrangement, or other proceeding under  any bankruptcy or insolvency law or any dissolution or liquidation proceeding is instituted by or against such person and if instituted against such person’s is consented to or acquiesced in by such person or remains un-dismissed for sixty (60) days following the original filing; or any warrant or attachment is issued against any substantial portion of the property of such person which is not released within sixty (60) days of service; and DQH may likewise terminate if   any of the foregoing occurs with regard to Manager or iHealthcare Management Company and this substantially impairs Manager’s ability to perform its obligations under this Agreement.

17.Effects of Termination. The termination of this Agreement for any reason shall be without prejudice to any payments or obligations which may have been earned and accrued or become due to any Party hereunder prior to the date of termination. Notwithstanding anything to the contrary herein, the following provisions shall survive any termination hereof: Sections 10 (Defense of Claims), 11 (Access to Records), 12 (Management Fee), 15 (Disputes), 19 (Representation and Warranties) and 21 (Miscellaneous). In the event this Agreement is terminated for any reason, DQH shall pay to Manager all unpaid fees then due.

18.Transition Services. In the event of termination of this Agreement prior to expiration for any reason other than insolvency or bankruptcy of DQH, upon request of DQH, Manager shall be obligated to continue to provide DQH with the Management Services described herein for a period of up to one

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hundred twenty (120) days after such termination or expiration of this Agreement (the “Transition Period”), and during such Transition Period: (a) Provided  DQH shall continue to compensate Manager in accordance with this Agreement, (b) Manager shall fully cooperate in order to ensure the orderly and efficient transfer of its functions hereunder to DQH and/or another service provider; (c) Manager shall fully cooperate in order to ensure no disruption to patient care functions; and (d) the Parties shall cooperate in order to resolve any outstanding operational, financial, legal or other matters arising (including audits) from the period in which this Agreement was in effect.

19.Representations and Warranties.

19.1Manager. As of the Effective Date, Manager represents and warrants to DQH as follows:

(a)Manager is a Florida company duly organized, validly existing, and in good standing under the laws of the State of Florida.

(b)Manager has full authority to enter into and perform this Agreement, and the signature of Manager’s representative at the end hereof signifies that this Agreement has been duly authorized, executed and delivered and represents a legal, valid and binding agreement enforceable against Manager in accordance with its terms (subject only to customary limitations on the enforceability and availability of remedies in accordance with principles of law and equity).

(c)The execution, delivery and performance of this Agreement by Manager does not (i) require any consent, waiver, approval, license or authorization of any person or public authority which has not been obtained and is not presently in effect; (ii) to the knowledge of Manager, violate any provision of law applicable to Manager; or (iii) conflict with or result in a default under, or create any lien upon any of the property or assets of Manager under, any agreement or instrument; or (iv) violate any judicial or administrative decree, contract, or other legal obligation to which Manager is subject or by which any of its assets are bound.

(e)There is no civil, criminal or administrative action, suit, demand, claim, hearing, proceeding or investigation pending or, to Manager’s knowledge threatened against Manager that may materially delay or interfere with its entering into and fully and duly performing this Agreement.

(f)Neither Manager nor, to the knowledge of Manager, any Manager personnel (including any Senior Executive) is a person excluded or barred from the Medicare or Medicaid programs.

19.2DQH. As of the Effective Date, DQH represents and warrants to Manager as follows:

(a)DQH is a for-profit corporation duly organized, validly existing, and in good standing under the laws of the State of Florida.

(b)DQH has full authority to enter into and perform this Agreement, and the signature of DQH’s representative at the end hereof signifies that this Agreement has been duly authorized, executed and delivered and represses a legal, valid and binding agreement enforceable against

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DQH in accordance with its terms (subject only to customary limitations on the enforceability and availability of remedies in accordance with principles of law and equity).

(c)The execution, delivery and performance of this Agreement by DQH does not (i) require any consent, waiver, approval, license or authorization of any person or public authority which has not been obtained and is not presently in effect; (ii) violate any provision of law applicable to DQH; or (iii) conflict with or result in a default under, or create any lien upon any of the property or assets of DQH under, any agreement or instrument; or (iv) violate any judicial or administrative decree, contract, or other legal obligation to which DQH is subject or by which any of its assets are bound.

(d)There is no civil, criminal or administrative action, suit, demand, claim, hearing, proceeding or investigation pending or, to DQH’s knowledge threatened against DQH that may materially delay or interfere with its entering into and fully and duly performing this Agreement.

20.Miscellaneous.

20.1Non-Solicitation. During the Term hereof and for a period of two  (2)  years after its expiration or termination for any reason DQH, on behalf of itself and its subsidiaries and affiliates and any person which may acquire all or substantially all of its assets agrees that, until two (2) years subsequent to the termination of this Agreement, it will not solicit, recruit, hire or otherwise engage any Senior Executive or other employee of the Manager or SE Employer that provided services to DQH or Manager relating to DQH while employed by SE Employer or its affiliates (“SE Employer Solicited Person”).

20.2Public Statements. Manager shall be authorized to make public statements about DQH, services provided and its relationship hereunder.

20.3Use of DQH Name. Manager may use the DQH or DQH Hospital names in a manner reasonably necessary or conducive to performing its services hereunder.

20.4Reimbursable Expenses. During the Term, Manager shall be promptly reimbursed for all reasonable expenses (to the extent of and pursuant to DQH’s expense reimbursement policy for other personnel and contractors) incurred by Manager or third parties Manager contracts with in connection with the provision of the Management Services hereunder (e.g., Senior Executives), including, but not limited to transportation, lodging, meals, travel and office expenses upon submission to DQH of invoices. Any such expenses, subject to this section, shall require prior approval by DQH to be eligible for reimbursement.

20.5Notices. All notices, requests, demands and other communications  required or permitted to be given pursuant to this Agreement must be in writing and shall be (i) delivered to the appropriate address by hand, by nationally recognized overnight service (costs prepaid); (ii) sent by facsimile or email, or (iii) sent by registered or certified mail, return receipt requested, in each case to the following addresses, facsimile numbers or email addresses and marked to the attention of the person (by name or title)

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designated below (or to such other address, facsimile number, email address or person as a Party may designate by notice delivered to the other Party in accordance with this Section:

Manager: Vice President of Operations

iHealthcare Management Company

                            3901 SW 28th Street 2nd Floor

                            Miami, FL, 33142

DQH:               De Queen Healthcare Hospital

                            1306 W Collin Raye Drive

                            De Queen, Arkansas 71832

All notices, requests, demands and other communications shall be deemed have been duly given (as applicable): (A) if delivered by hand, when delivered by hand; (B) if delivered by UPS, Federal Express, DHL or other nationally-recognized overnight delivery service, when delivered by such service; (C) if sent via registered or certified mail, three (3) Business Days after being deposited in the mail, postage prepaid; or (D) if delivered by email or facsimile, when transmitted if transmitted with confirmed delivery.

20.6Severability. If any clause or provision of this Agreement  is  determined by a governmental body or a court having jurisdiction thereof to be illegal, invalid, or unenforceable under any present or future law, then the Parties agree that the remaining provisions of this Agreement that reasonably can be given effect apart from the illegal or unenforceable provision shall continue in effect and there shall be substituted for such invalid or unenforceable provision a provision as similar as is feasible and yet would be lawful.

20.7Expenses. Except as otherwise expressly provided herein, each Party will bear its own legal, accounting, and other fees and expenses relating to the negotiation and preparation of this Agreement and the transactions contemplated hereby.

20.8Public Announcements. The time and content of any announcements, press releases, or other public statements concerning this Agreement and the transactions described herein will be determined by a process agreed to by the Parties.

20.9Waiver. No failure on the part of any party hereto to exercise, and no delay in exercising, any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or remedy hereunder preclude any other or further exercise thereof or the exercise of any other rights, power or remedy.

20.10Captions. The captions or titles of the sections herein have been included for convenience only and shall not be considered as part of this Agreement.

20.11Counterparts. This Agreement may be signed in counterparts, each of which shall be deemed an original. Delivery of an executed counterpart of a signature page to this Agreement by facsimile or in

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electronic (“pdf” or “tiff”) format shall be effective as delivery of a manually executed counterpart of this Agreement.

20.12Force Majeure. Manager shall not be deemed to be in violation hereunder for failure to perform any obligation contained in this Agreement or for any incomplete performance hereunder for the time of and to the extent that such failure or incomplete performance is occasioned by any cause or causes beyond the control of Manager, including, but not limited to, delays or failure in performance or non-performance or interruption of services resulting directly or indirectly from acts of God, Acts of War (including Terrorist activities), civil disorders, vandalism, fires, floods, weather, electrical failures, postal delays, inability to procure materials, sabotage, restrictive governmental laws or regulations, labor actions or shortages, criminal activity of third parties,  loss of internet connectivity or incomplete or inaccurate data input as supplied by DQH.

20.13Consents. Whenever under this Agreement provision is made for either Party’s securing the consent or approval of the other, such consent or approval shall be in writing and (except as otherwise provided herein) shall not be unreasonably withheld, delayed, or conditioned.

20.14Binding Effect; Assignment. This Agreement is binding on, and is for the benefit of DQH and Manager and their successors, assigns, and legal representatives (and Manager; iHealthcare Management Company). A Party shall not assign its rights or delegate its obligations under this Agreement without the prior,  written consent of the other Party; provided, that, Manager may (upon written notice to DQH) assign this Agreement to an affiliate of Manager, and/or to subcontract with any other parties for the performance of various aspects of its obligations hereunder, provided  that Manager shall (a) adequately inform such subcontractors of their obligations hereunder, (b) ensure that they fully comply herewith, and (c) remain fully responsible for the performance of any such assignee and/or subcontractor.

20.15Governing Law. This Agreement shall be governed and construed according to the laws of the State of Florida, without giving effect to any choice or conflict of law provision or rule thereof.

20.16Further Assurance. Each Party agrees to execute and deliver to the other such additional instruments, certificates, and documents as the requesting Party may reasonably request in order to assist the requesting Party in obtaining the rights and benefits to which such Party is entitled hereunder.

20.17Third Party Beneficiaries. The Manager Indemnified Persons, DQH Indemnified Persons, the Senior Executives and SE Employer are express third party beneficiaries of the provisions of this Agreement that relate to them.

20.18    Entire Agreement. This Agreement (including exhibits and schedules) contain the entire agreement of the Parties with respect to the matters set forth herein and supersede all prior negotiations and agreements, whether oral or written, concerning the subject matter hereof, all of which are merged in this Agreement.

20.19   Amendment and First Right of Refusal. This Agreement sets forth the entire understanding and agreement among the parties hereto with reference to the subject matter hereof and may not be

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modified, amended, discharged or terminated except by a written instrument signed by the parties hereto. First Right of Refusal:  Landlord/Owner hereby grants to iHealthcare (iHCC) a first right of refusal to purchase the hospital property and real estate during the term and any extensions of this Management and Administrative Services Agreement.  If Landlord/Owner shall desire to sell the hospital property and real estate, and receives a bona fide offer to purchase, Landlord/Owner shall give iHealthcare written notice of Landlord/Owner intention to sell Landlord/Owner interest in the hospital property and real estate as contained in said offer to purchase. Such notice (Landlord/Owner Notice) shall state the terms and conditions under which Landlord/Owner intends to sell its interest. For Sixty (60) business days following the giving of such notice, iHealthcare shall have the option to purchase the Landlord/Owner interest as stated in the Landlord/Owner Notice.  A written notice in substantially the following form, addressed to Landlord/Owner and signed by iHealthcare, within the period for exercising the Option, shall be an effective exercise of iHealthcare Option to Purchase.

20.20Manager; iHealthcare Management Company. In consideration for the potential benefits to iHealthcare Management Company, as sole member or ultimate parent of Manager to be derived from the management fees and other benefits secured by Manager hereunder, iHealthcare Management Company hereby agrees fully to ensure that Manager duly and timely fulfills its performance obligations, financial obligations, indemnification obligations, and other obligations, under this Agreement. DQH retains Manager as the sole and exclusive executive group and management agent during the term of this Agreement.

                                                                    [Signature Page Follows]

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IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed as of January 7, 2019.

De Queen Healthcare Hospital LLC:

By: /s/ Jorge Perez

Name: Jorge Perez

Title: Chairman, Hospital Governing Body

Manager - iHealthcare Management Company

By: /s/ Noel Mijares

Name: Noel Mijares

Title:     Chief Executive Officer

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MANAGEMENT AND ADMINISTRATIVE SERVICES AGREEMENT

Fulton Medical Center

THIS MANAGEMENT AND ADMINISTRATIVE SERVICES AGREEMENT (this “Agreement”) is entered into as of the 7th day of January 2019, by and among Fulton Medical Center LLC (“FMC”), a Missouri Limited Liability Company, and iHealthcare Management Company, a Florida Corporation (“Manager”). FMC and Manager are sometimes referred to herein individually as a “Party” or collectively as the “Parties.”

WITNESSETH:

WHEREAS, FMC owns and operates an acute general medical and surgical hospital (the “FMC Facilities”) located on the medical campus with a principal address of 10 S Hospital Dr, Fulton, Missouri, 65251;

WHEREAS, Manager is a Hospital Management Company;

WHEREAS, Manager has demonstrated expertise and a track record of successfully managing and improving the performance of hospitals serving rural communities;

WHEREAS, FMC desires that Manager provide services to administer, supervise, and manage, and Manager desires to administer, supervise, and manage, the operations of the FMC Facilities on behalf of FMC commencing on January 7, 2019 (the “Effective Date”) on the terms and conditions set forth hereinafter, in furtherance of and consistent with FMC’s mission:

NOW, THEREFORE, in consideration of the foregoing and the mutual agreements, covenants and promises hereinafter set forth and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and intending to be legally bound, the Parties hereto agree as follows:

1.Retention of Manager. Subject to the terms and conditions of this Agreement, as of the Effective Date, FMC hereby retains and appoints Manager to manage the FMC Facilities on behalf of FMC. Manager shall provide, at Manager’s sole expense and determination, all necessary corporate administration, shared services, legal services, compliance, hospital employee benefits program sponsorship, general business infrastructure and support necessary for Manager’s performance under this agreement. During the Term hereof, Manager shall be the exclusive provider of such services as are described herein as Management Services.

2.Strategic Plan and Budget. Manager and FMC, shall develop and agree on an annual plan setting forth details regarding the strategic, operational and capital activities that Manager shall undertake and oversee on behalf of FMC and the budgets regarding such activities (as amended from time to time, the “Strategic Plan and Budget”), which shall include, among other matters:

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(a)strategic, programmatic and service line initiatives (including their operating and capital requirements) for the FMC Facilities;

(b)performance improvement initiatives, business development objectives, cost reduction plans, synergistic opportunities and efficiency improvements;

(c)an annual operating budget setting forth an estimate of operating revenues and expenses for the next year, which operating budget shall be in reasonable detail and shall contain an explanation of anticipated changes in utilization, patient charges, payroll, and other factors;

(d)an annual capital expenditures budget outlining a program of capital expenditures for the next fiscal year, which budget shall designate expenditure items as either “routine capital” or “enhancement capital” and estimate where possible their return on investment and other impact on operations, market position, etc.; and

(e)an annual projection of cash receipts and disbursements based upon the proposed capital expenditures and operating budgets, which projection shall contain recommendations concerning use of excess cash flow, if any.

2.2Revenues. To the extent cash revenues of the FMC Facilities are not sufficient to support expenditures contemplated by the Strategic Plan and Budget, FMC will be solely responsible for its cost of operation. If requested by FMC, Manager will use commercially reasonable efforts to assist FMC in obtaining financing to fund such cost of operation. Manager shall use commercially reasonable efforts to achieve the revenue targets and other goals consistent with the Strategic Plan and Budget and Performance Targets.

3.Control By FMC. Notwithstanding anything contained anywhere to the contrary, the Governing Body of FMC shall be the Governing Body of the FMC Facilities (the “Governing Body”) and, shall possess ultimate authority and control over FMC. FMC authorizes general operating policies developed by and to be carried out by Manager under this Agreement. The Governing Body shall delegate authority to Manager to enable Manager effectively to perform its functions hereunder. By entering into this Agreement, FMC does not, and shall not in the future, delegate to Manager any of the powers, duties, and responsibilities vested in the Governing Body by law or by FMC’s governing documents. FMC is solely obligated to and shall pay, make funds available to Manager for the payment of, or otherwise cause to be satisfied or discharged, all Hospital Expenses in accordance with the terms of this Agreement. On a monthly basis, Manager shall meet or confer with FMC and provide financial reports, statistical reports, updates and review requests for approvals by the Governing Body.

4.Operational Services. Manager shall use commercially reasonable efforts to oversee the efficient and orderly operation of the FMC Facilities and shall provide the following services in accordance to the terms hereof, or if not herein specified then at least at the level of prevailing industry practices:

4.1Key Hospital Services. Manager shall (a) use commercially reasonable efforts to perform all services consistent with the specific standards herein, (b) use commercially reasonable efforts otherwise

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to oversee the implementation of processes and systems at the FMC Facilities consistent with the Strategic Plan and Budget, and (c) refrain from intentionally taking any actions that are in material violation of applicable laws in its activities pursuant to this Agreement. Manager’s objectives in performing the Management Services shall include the following:

(a)Improving Emergency Department responsiveness to patients, reducing wait times and left-without-being-seen metrics;

(b)Improving clinical service quality and documentation through sophisticated hospitalist and case management programs and quality of services [which may be provided by telehealth services];

(c)Decreasing supply chain costs and quality of services by standardizing purchasing activities and establishing cost-effective purchasing and usage protocols;

(d)Managing labor costs through disciplined staffing policies, while strengthening employee retention and recruitment activities;

(e)Improving the clinical documentation, coding and billing procedures of the FMC Facilities, and compliance with government programs and private payor requirements, so as to increase proper fee realization in accordance with applicable contracts and law;

(f)Assisting with the improvement of other revenue cycle functions;

(g)Developing new recurring revenue streams and increasing inpatient volumes by expanding and refining managed care activities;

(h)Realigning administrative infrastructure to better capitalize on system scale and to standardize best practices;

(i)Improving marketing, advertising and positioning of FMC within the local market;

(j)Improving care protocols and management of patient care flow, bed availability and turnover, and length of stay;

(k)Augmenting initiatives in payer relations and contracting;

(l)Enhancing the effective linkage of the clinical enterprise with support of FMC’s teaching and research activities; and

(m)Implementing the services described in the remainder of this Agreement.

(n)Advising the Governing Body of any material actions that Manager recommends be taken to avoid material non-compliance with law or deficiencies in services.

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4.2Staffing.

(a)During the Term, Manager shall contract with and provide, and at its sole expense pay all compensation and benefits due to a Chief Executive Officer and necessary and adequate corporate administration, shared services and business infrastructure. Each such Senior Executive, and any future replacement thereof, shall be subject to reasonable advance approval by the Governing Body, which shall not be unreasonably withheld or delayed. When so approved by the Governing Body and in the performance of their duties hereunder, such Senior Executives shall be subject to and shall comply with all FMC policies and requirements applicable to their respective positions and duties, subject to the Senior Executives being advised thereof in writing in advance.  In addition, at Hospital Expense and not included in the Management Fee, Manager may make available certain advisors and other personnel (the “Senior Advisors”) from time to time to consult with, visit and perform on site periodic reviews and evaluations, and advise FMC regarding the operations and business of the FMC Facilities in order to ensure effective management of the FMC Facilities.  The Parties acknowledge and agree that the composition of such advisory services at any given time may vary depending on the needs of the business of FMC, in Manager’s reasonable discretion and/or at FMC’s reasonable request and Manager’s agreement thereto.

(b)Subject to the Strategic Plan and Budget, Manager will determine necessary and appropriate staffing levels of the FMC Facilities, and Manager shall oversee and administer the recruitment and hiring in the name of and on behalf of FMC such physicians, nurses, technicians, administrative, and other staff as are determined to be necessary or appropriate for the operation of the FMC Facilities. Manager shall execute on behalf of FMC, as appropriate, any employee hiring, terminations, or other actions. Manager shall monitor and review all payroll functions for the FMC Facilities periodically.

(c)All personnel required to be employed directly by FMC under applicable licensure and reimbursement laws, regulations, and related requirements shall be employees or contractors of FMC (“FMC Personnel”) and not Manager, and shall be subject to FMC’s personnel policies. All wages, benefits and other payroll expenses related to FMC Personnel shall be included as part of Hospital Expenses. For the avoidance of doubt, the term FMC Personnel does not include any Senior Executives or any personnel of Manager, unless FMC first approves their addition at Hospital Expense.

(d)Manager shall administer and oversee the enforcement of personnel policies established in accordance with FMC’s contractual obligations, employment policies and the Strategic Plan and Budget in connection with hiring, managing, and discharging FMC Personnel.

(e)Subject to the terms of any applicable labor agreements binding  FMC or the FMC Facilities, including, without limitation, any collective bargaining agreements, Manager, as the authorized agent of FMC, shall (i) determine the staffing plans on behalf of FMC with respect to the number and qualifications of FMC Personnel required for the efficient and effective operation

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of FMC Facilities operations, and, (ii) in accordance with the Strategic Plan and Budget, implement wage scales, employee benefit packages and programs, in-service training programs, staffing schedules, and job descriptions for FMC Personnel, all in order to accomplish the policies established by FMC.

(f)           Manager is authorized to provide or arrange for cost effective employer self-insured employee benefits programs either through third parties or through an affiliate of Manager on behalf of the Hospital at Hospital Expense. Manager is authorized to sponsor such programs as necessary for their implementation.

4.3Training. Manager, in collaboration with FMC, shall assist in educational training programs for FMC Personnel designed to improve inpatient and case management, clinical documentation, departmental operations and such other matters as Manager may determine to be beneficial to the efficient operation of the FMC Facilities.

4.4Contracts. Manager shall assist the Senior Executives in negotiating and consummating agreements and contracts for and on behalf of the FMC Facilities in the name of FMC in the usual course of business, all in accordance with the Strategic Plan and Budget.

4.5Laws and Accreditations. Manager shall provide assistance in obtaining and maintaining, in FMC’s name, all licenses, permits, approvals and certificates of accreditation required for the operation of the FMC Facilities.

4.6Medical Records. Manager shall administer and oversee systems for the timely, accurate and efficient creation, filing, security, sharing among care givers and other lawful persons, and retrieval at the FMC Facilities, of all medical records, charts, and files, all in accordance with applicable law, the requirements of payors, the needs of effective risk management and compliance systems, and other best practices.

4.7HIPAA and Business Associate Agreement. The Parties hereby acknowledge and agree to enter into and comply with the Business Associate Addendum attached hereto, to evidence their compliance with privacy standards adopted by   the U.S. Department of Health and Human Services as they may be amended from time to time, 45 C.F.R. Parts 160 and 164, subparts A, D and E, the security standards adopted by the U.S. Department of Health and Human Services as they may be amended from time to time, 45 C.F.R. Parts 160, 162 and 164, subpart C , and the requirements of Title XIII, Subtitle D of the Health Information Technology for Economic and Clinical Health (HITECH) Act provisions of the American Recovery and Reinvestment Act of 2009, 42 U.S.C. §§ 17921-17954, and all its implementing regulations, when and as each is effective and compliance is required, as well as any applicable state confidentiality laws.

4.8Support Services. Manager shall administer and oversee customary hospital support services, including, but not limited to, housekeeping, maintenance (including repair and maintenance of the interior and exterior of the FMC Facilities building, and grounds), janitorial, security and food services.

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4.9Information Technology Systems and Records. Manager shall administer and oversee the maintenance and operation of accounting, auditing, budgeting, reimbursement, revenue cycle, payor reporting and reconciliation, electronic health record, computerized physician order entry, and other clinical service records and other information technology systems required for the efficient management of the FMC Facilities’ affairs and compliance with payor program requirements and/or contracts. Manager shall administer and oversee the preparation and maintenance of all books and records regarding operations and financial transactions pertaining to the FMC Facilities and shall ensure copies of such books and records are made available to the Governing Body or its designee upon request.

4.10Establishment of Operational Policies. Manager shall develop and implement FMC policies, procedures, and standards of operation, maintenance, pricing, and other matters affecting the FMC Facilities and the operation thereof, consistent with the Strategic Plan and Budget.

4.11Acquisition of Property. Manager shall be responsible for the oversight of acquisition of all personal property, equipment, supplies, and inventory as may be necessary to operate the FMC Facilities in accordance with (i) this Agreement, (ii) the Strategic Plan and Budget, (iii) applicable laws, rules, and regulations, and (iv) applicable standards and guidelines on accreditation promulgated by the Joint Commission or any other applicable accreditation organization. Manager shall have the right to utilize such personal property, equipment, supplies, and inventory at the FMC Facilities as Manager reasonably deems necessary and appropriate to fulfill its obligations hereunder.

4.12FMC Missions. Manager shall assist FMC in:

(a)Managing the linkage between the clinical programs and student and resident academic training programs; and

(b)Enhancing the FMC Facilities’ community service mission and engagement in community activities that educate, inspire, and improve the quality of life and overall health outcomes of the patient populations served by FMC.

4.13Public Relations. Manager shall implement such advertising, marketing and other activities as may be conducive to the efficient operation of the FMC Facilities, subject to the prior approval of the Management Committee for all new materials. Subject to the foregoing, from time to time, Manager shall engage in reasonable and lawful marketing and public relations activities designed to enhance the FMC Facilities’ image and reputation and to secure and maintain patients at the FMC Facilities.

4.14Liability Insurance. Manager shall obtain and/or maintain in effect, on FMC’s behalf and at FMC’s sole expense, throughout the term of this Agreement, such policies (or programs) of property/casualty coverage, public liability, professional liability and hazard insurance and other customary insurance coverage's in commercially reasonable amounts for and on behalf of the FMC Facilities as are designated by FMC and consistent with the Strategic Plan and Budget or, in the absence of such a specification, as Manager considers reasonable and prudent based on criteria generally used by Manager with respect to the hospitals owned or managed by Manager. FMC, Manager and the Senior Executives shall be covered under all such applicable policies (or programs). Additionally, Manager and the Senior Executives shall be

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named as additional insured's under FMC’s Directors’ and Officers’ liability, Errors and Omissions liability, professional liability and other insurance policies and the Senior Executives shall be insured under any such policies to the same extent as FMC’s other officers and directors.

4.15Indigent Care. Manager shall assure access to medical care for indigent persons at the FMC Facilities in accordance with FMC’s mission, the Strategic Plan and Budget and applicable law. Manager and FMC shall ensure that charity care at FMC Facilities is provided in a manner consistent with FMC’s policies in effect from time to time. Manager shall implement and administer on behalf of FMC appropriate agreements with governmental authorities concerning reimbursement for services provided to indigent and uninsured persons.

4.16Charges.

(a)Manager shall oversee the billing for services rendered by the FMC Facilities and the collection of all accounts due to the FMC Facilities in accordance with lawful Charge-master and collection policies developed by FMC pursuant to the Strategic Plan and Budget and each applicable third-party payor program or contract. FMC shall approve the Charge-master. Manager shall update FMC on all changes to the Charge-master as they may occur in the normal course of business. Manager shall be entitled to obtain, on behalf of, and at the expense of, FMC, the assistance of one or more collection agencies who shall be required to act in accordance with law and generally recognized practices for hospitals (such as the AHA Guidelines.)

(b)FMC shall maintain bank accounts (“FMC Accounts”) necessary for operations of the FMC Facilities and Manager shall cause to be deposited therein all receipts and money arising from operations of the FMC Facilities. It is anticipated that the Senior Executives appointed as Chief Executive Officer and designated Chief Financial Officer or designee of FMC, and such other individuals as are approved by the Governing Body from time to time, shall have the right to authorize disbursements from FMC Accounts on behalf of FMC in such amounts and at such times as the same are required, as addressed further below.

4.17Payment of Expenses. Provided FMC has sufficient funds, Manager shall timely and accurately pay on behalf of FMC, from funds generated by the FMC Facilities in the FMC Accounts, where and as due, and without delinquency or default, all proper debts, liabilities, costs, and expenses (“Expenses”) related to the ownership, management and operation of the FMC Facilities, including any taxes  and all  bills for goods delivered or services rendered to the FMC Facilities and all personal property, supplies, inventory and all other items necessary for operation of the FMC Facilities and to provide the Management Services described herein. Manager shall contest by appropriate and legal means, (but may not bring any lawsuit without complying with such guidelines and policies as are established from time to time by the Governing Body or the Management Committee) on behalf of FMC, any claims for payment asserted with respect to the FMC Facilities that Manager, in good faith, considers erroneous or improper.

4.18Agency. Within the scope of functions delegated to Manager hereunder and subject to other conditions set forth herein, Manager shall have the right to act and shall assist FMC as the agent and attorney-in-fact of FMC in the procuring of licenses, permits and other approvals, the payment and

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collection of accounts, and in all other activities necessary, appropriate, or useful to Manager in the carrying out of its duties. In performing such services, Manager shall comply with all applicable laws, regulations and requirements of governmental bodies.

4.19Elective Corporate-Based Consulting Services. If requested by FMC and agreed by Manager, Manager or its designees may provide as added elective consulting services (not included with Management Fees but paid instead under mutually agreed separate written agreements), corporate-based consulting services that are outside of the scope of the Management Services provided under this Agreement (“Consulting Services”). Manager will provide any such Consulting Services at market rates or such rates as may be mutually agreed to by the Parties, which rates shall be determined at the time such Consulting Services are requested.

4.20Compliance with Law and Professional Standards. In performing its services hereunder, and in all conduct related to this Agreement, Manager will comply with all applicable laws and with generally recognized professional standards for similar services within the hospital management industry.

5.Reports to FMC. For the purpose of keeping informed with respect to the operation of the FMC Facilities and Manager’s performance hereunder, Manager shall arrange for the preparation and delivery to the Governing Body or its designee the following:

5.1Financial Statements.

(a)Submit to the Governing Body quarterly unaudited financial statements of the FMC Facilities, containing a balance sheet and a statement of income, prepared in reasonable detail and in accordance with generally accepted accounting principles; and

(b)Annually, within one hundred twenty (120) days after the end of each fiscal year of the FMC Facilities, audited financial statements of the FMC Facilities (“Audited Financial Statements”), including a balance sheet, statement of income, and statement of changes in financial position, prepared in reasonable detail and in accordance with generally accepted accounting principles and accompanied by a report of the independent auditor of the FMC Facilities (selected by the Governing Body). The timing of audit submissions assumes FMC has paid audit fees in a timely manner.

5.2Strategic Plan and Budget. An annual updated Strategic Plan and Budget, to be delivered at least thirty (30) days prior to the beginning of each FMC Fiscal Year during the Term of this Agreement.

5.3Reports. All reports deliverable hereunder shall be generated by Manager using the then-existing systems of FMC and delivery of such reports is conditioned upon the capability, availability, cooperation and access to, such FMC systems and personnel for Manager. Manager shall hold annual meetings with the Governing Body or its designee specified in writing to discuss the reports required by this Agreement.

6.Access to Reports and Communications. Each Party agrees to provide the other, promptly when received, with access to all material reports, other filings, and communications from governmental authorities or agencies having jurisdiction over the FMC Facilities.

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7.Medical Staff, Quality of Care.

7.1Cooperation with Medical Staff. Manager shall reasonably cooperate and maintain liaisons with the medical staff of the FMC Facilities (collectively, the “Medical Staff”) and shall advise and assist the Medical Staff concerning procedural matters and standards and guidelines on accreditation promulgated by The Joint Commission or any other applicable accreditation organization. However, all medical, ethical, and professional matters, including control of and questions relating to the composition, qualifications, and responsibilities of the Medical Staff, shall be the responsibility of the Governing Body, the Credentialing Committee, and the Medical Staff of the FMC Facilities.

7.2Quality Assurance Program. Manager shall review and make recommendations regarding FMC’s existing Quality Assurance Program and QIIP and shall assist FMC with the implementation and administration of its Quality Assurance Program in accordance with applicable law.

7.3Medical Affairs Committee. In order to provide a forum for communication among representatives of the Medical Staff and to ensure compliance with FMC’s Quality Assurance Program, Manager shall assist FMC in the implementation and administration of a Medical Affairs Committee that shall consist of a designated senior officer of FMC, physicians appointed by the Medical Staff, persons designated by the Governing Body or its designee, and one additional person designated by Manager. The Medical Affairs Committee, if and when implemented, would meet quarterly, or as needed, keep minutes of its meetings, and have the following suggested duties:

(a)to ensure that acceptable medical, ethical, and professional standards are attained within the FMC Facilities;

(b)to assist in implementation of the Quality Assurance Program so that the quality of health care provided at the FMC Facilities may be measured objectively;

(c)to ensure that all patients admitted to the FMC Facilities or treated as outpatients receive quality patient care;

(d)to provide a forum for discussion of problems of a medical- administrative nature;

(e)to assist the Governing Body and Manager in ensuring compliance with federal, state, and local requirements; and

(f)to act in an advisory capacity in the implementation of quality of care policies adopted by the Governing Body or the Medical Staff.

8.Laws; Licenses; Reimbursement Programs; Accreditation.

8.1Compliance with Law. In performing services hereunder and in all other actions related to this Agreement, Manager and all personnel of Manager shall comply with applicable federal, state, and local laws, rules, and regulations relating to the FMC Facilities or Manager’s Management Services, including without limitation all agencies having jurisdiction over health care services, billing, labor/employment,

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taxation, environmental compliance, antitrust, or physical facility compliance. Manager shall assist FMC to operate the FMC Facilities so that it maintains all necessary licenses, permits, consents, and approvals from all governmental agencies that have jurisdiction over the operation of the FMC Facilities. Manager shall not be obligated to FMC for failure of the FMC Facilities to comply with any such laws, rules, and regulations or for failure of the FMC Facilities to maintain any such licenses, permits, consents, and approvals, to the extent that the failure is due to financial limitations of the FMC Facilities or to the design or construction of the FMC Facilities, or is attributable to acts, errors or omissions of FMC or its agents (other than Manager or Manager’s employees or contractors).

8.2Compliance for Charges for Services. Manager shall oversee compliance with all laws, regulations and payer contract or program requirements concerning coding, billing, charging, collecting and reporting on fees received for services of or provided in the FMC Facilities.

8.3Accreditation. Manager shall use its commercially reasonable efforts to manage the FMC Facilities in the manner necessary to maintain accreditation by The Joint Commission or any other similar applicable accreditation organization.

8.4No Violation. Neither FMC nor Manager shall knowingly cause or permit any action that shall (i) cause any governmental authority having jurisdiction over the operation of the FMC Facilities to institute any proceeding for the rescission, suspension, or revocation of any license, permit, consent, or approval; (ii) cause the Joint Commission or any other similar applicable accreditation organization to institute any proceeding or action to revoke its accreditation of the FMC Facilities; (iii) cause a termination of, or adversely affect, FMC’s participation in Medicare, Medicaid, Blue Cross, or any other public or private medical payment program; or (iv) cause FMC to violate or default under any of its legal obligations under debt financings. FMC, and not Manager, shall bear sole responsibility for non-compliance with this section if non-compliance was due to insufficient funds or acts, errors or omissions by FMC Personnel.

9.Limitations on Manager’s Exercise of Duties.

9.1Limitations on Manager’s Exercise of Duties.

(a)Except as contemplated by the Strategic Plan and Budget or as the Governing Body or its designee may specifically authorize in writing from time to time, Manager shall not have the authority to undertake the following, on FMC’s behalf, without the advance written consent of the Governing Body (or its designee authorized in writing):

(1)Purchase capital assets or incur expenses (other than consistent with the Strategic Plan and Budget) in excess of $50,000 or such higher amount as may be authorized by FMC.

(2)Incur debt on behalf of FMC;

(3)Encumber FMC property, or sell or dispose of any material assets having a value in excess of $25,000;

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(4)Approve or undertake any other matters required by law to be approved by FMC’s Governing Body;

(5)File or settle litigation;

(6)Grant any person any rights with respect to ownership of, or limiting the activities of, the FMC Facilities; or

(b)Except as set forth in the Strategic Plan and Budget, FMC shall have the ultimate authority to decide, in its sole and absolute discretion, whether to approve, disapprove or undertake any of the above listed items.  However, FMC agrees to consult and cooperate with Manager in good faith concerning any decisions related to the above listed items. The following list includes general items that require Board approval:

1.Adopting or amending employee equity and benefit plans

2.Hiring or firing senior officers or key employees

3.Entering into employment agreements, or amending the terms of employment, for senior officers

4.Borrowing or lending money

5.Adopting an annual budget

6.Entering into agreements of material importance to the corporation (e.g., financing agreements, material license agreements and leases)

7.Any expenses of greater than $50,000.00 (Fifty Thousand Dollars)

10.Defense of Claims; Exculpation.

10.1FMC.

(a)FMC agrees to indemnify, defend and hold harmless Manager, including its “advisors” (selected by Manager and accepted by FMC), affiliates, subsidiaries, successors and assigns, and any employee, agent, officer, director, shareholders, manager, representative, attorney, or independent contractors, including but not limited to Senior Executives and their employer and its affiliates (together, the “SE Employer”), and direct or indirect equity holder of Manager, and any person who controls Manager (any or all of the foregoing hereinafter a “Manager Indemnified Person”), from and against any losses, damages, liabilities, deficiencies, claims, actions, suits, proceedings, judgments, settlements, interest, awards, penalties, fines, costs, or expenses (including reasonable attorneys’ fees and costs of defense), joint or several, of any kind or nature whatsoever (collectively, “Claims”) that may be incurred by or asserted against Manager or a Manager Indemnified Person (whether or not Manager or a Manager Indemnified Person is party

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to such Claims) to the extent they result from, arise out of, or are in any way related to, the following, in each case as finally determined by an arbitrator:

(1)the breach or non-fulfillment or violation by FMC or any of its Representatives of any of the covenants, duties, obligations, representations or warranties of FMC set forth in this Agreement;

(2)any actions or omissions of FMC or its affiliates, subsidiaries, successors, assigns, employees, agents, officers, directors, managers, advisors, representatives, attorneys, independent contractors (respectively, “Representatives,” but for the avoidance of doubt specifically excluding Manager, SE Employer and Manager Indemnified Persons), including without limitation actions or omissions arising out of the negligence, gross negligence, recklessness, or willful misconduct of FMC or its Representatives  related to this Agreement;

(3)any failure by FMC or any of its Representatives to comply with any applicable federal, state or local laws, regulations or codes in the performance of its obligations under this Agreement;

(4)Manager’s or any Manager Indemnified Person’s involvement in, in any manner including without limitation the management of, oversight of or operation of, the FMC Facilities or any other errors, actions or omissions of Manager or any Manager Indemnified Person;

(5)any claim which is brought or asserted by third parties against Manager or any Manager Indemnified Person relating to this Agreement or FMC’s ownership or operation of the FMC Facilities, including without limitation the use of any real or tangible property in connection with the FMC Facilities; or

(6)any bodily injury, death of any person or damage to real or tangible property caused by the acts or omissions of FMC or any of its Representatives.

(b)Furthermore, FMC agrees to reimburse Manager, as incurred and upon demand by Manager, for legal or other expenses reasonably incurred by Manager or a Manager Indemnified Person in connection with investigating, defending or preparing to defend any such Claims (including without limitation in connection with the enforcement of the indemnification obligations set forth herein), whether or not Manager or any Manager Indemnified Person is a party to any Claims out of which any such expenses arise and whether or not such Claims are brought by FMC, its Representatives or any other person or entity.

(c)However, FMC shall not be obligated under the foregoing indemnity agreement in respect to any Claims (a) to the extent such Claims resulted in whole or in part from the gross negligence, willful misconduct or fraud of Manager or a Manager Indemnified Person; (b) by one Manager Indemnified Person against another relating to activities of such parties pursuant to the

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Agreement; or (c) arising from (i) felony criminal activity that any Senior Executive or Manager Indemnified Person directly participated in or (ii) other acts indemnifiable by Manager, in each such case (other than with respect to felony criminal acts), as finally determined by an arbitrator.

(d)The reimbursement and indemnity obligations of FMC under this Agreement shall be in addition to any liability FMC may otherwise have; shall extend upon the same terms and conditions to the Manager Indemnified Persons, and shall be binding upon and inure to the benefit of any successors, assigns, heirs, and personal representatives of FMC, or of Manager or any Manager Indemnified Persons.

10.2Manager. Manager shall indemnify, defend, and hold harmless FMC including its affiliates, subcontractors, successors and assigns and any employee, agent, officer, director, manager, representative, attorney or independent contractor (“FMC Indemnified Persons”) against any Claims (including reasonable attorneys’ fees and costs of defense) to the extent that they result from the felony criminal acts that Manager Indemnified Persons directly participated in, willful misconduct, gross negligence or fraud of Manager, in each such case (other than with respect to felony criminal acts which shall require final judgment by a court of competent jurisdiction (not subject to further appeal)), as finally determined by an arbitrator. A Manager Indemnified Person shall not be liable for any act or omission of any other Manager Indemnified Person other than its own officers, directors, employees and subcontractors. In addition, Manager shall not be obligated under the foregoing indemnity agreement in respect to any Claims (a) to the extent such Claims resulted in whole or in part   from the gross negligence, willful misconduct or fraud of FMC or a FMC Indemnified Person (b) by one FMC Indemnified Person against another relating to activities of such  parties pursuant to the Agreement; or (c) arising from (i) felony criminal activity that  any FMC Indemnified Person directly participated in or (ii) other acts indemnifiable by FMC, in each such case (other than with respect to felony criminal acts) as finally determined by an arbitrator. The Manager Indemnified Persons shall not be liable for any act, error, omission or delay taken at the specific direction or with the express approval of the Governing Body to take action or the failure of the Governing Body to take action.

10.3Procedure.

(a)In the event that any Party hereunder shall receive any notice of any claim or proceeding against said Party in respect to which indemnity may be sought under this Agreement, the said Party (“Indemnitee”) shall give the Party upon whom   a claim could be made under this Agreement (“Indemnitor”) written notice of such loss, liability, claim, damage, or expense and the Indemnitor shall have the right to contest and defend any action brought against the Indemnitee based thereon, and shall have the right to contest and defend any such action in the name of the Indemnitee at the Indemnitor’s own expense; provided, however, that if the Indemnitor shall fail to assume the defense and notify the Indemnitee of the assumption of the defense of any such action within ten (10) days of the giving of such notice by the Indemnitee, then the Indemnitee shall have the right to take any such action as it reasonably deems appropriate to defend, contest, settle, or compromise any such action or assessment and claim indemnification as provided herein; provided, however, that no Party shall settle any such action without the consent of the

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other applicable Party (which consent shall not be unreasonably withheld) unless such settlement involves only the payment of money and the claimant provides the Indemnitee a release from all liability in respect of such claim. If the Indemnitor defends any action for which indemnification is claimed, the Indemnitee shall be entitled to participate at its own expense in the defense of such action; and further, provided, however, that the Indemnitor shall bear the fees  and expense of the Indemnitee’s counsel only if (i) the engagement of such counsel is specifically authorized in writing by the Indemnitor, (ii) the Indemnitor is not adequately prosecuting the defense in good faith, or (iii) the named parties to such action include both the Indemnitor and the Indemnitee and there exists a conflict or divergence of interest between such parties which renders it inappropriate for counsel selected by the Indemnitor to represent both of  such parties. The Indemnitor shall not be liable for any settlement of any claim, action, or proceeding effected without its written consent. No Party shall recover an amount in excess of the actual damages incurred.

(b)Notice of all claims as required by this Agreement shall be promptly provided as to (i) the nature of any claim; or (ii) the commencement of any suitor proceeding brought to enforce any claim. In the event of failure to provide such notice or in the event that Indemnitee shall fail to cooperate fully with the Indemnitor in the Indemnitor’s defense of any suit or proceeding, the Indemnitor shall be released from some or all of its obligations with respect to that suit or proceeding to the extent that the failure of notice or cooperation actually and materially adversely affected the Indemnitor’s defense of such claims.

10.4Indemnification of Senior Executives. In addition to, and without limiting the indemnification described above, FMC shall indemnify the Senior Executives who will be acting as officers of FMC to the same extent and subject to the same conditions as the most favorable indemnification it extends to its officers or directors, whether under FMC's charter, bylaws, by contract or otherwise.

10.5Exculpation of Senior Executives and SE Employer. Though the Senior Executives may continue to be employed by and associated with the Manager or SE Employer and its affiliates while providing services described hereunder, with respect to FMC and FMC, the Senior Executives shall serve at the pleasure and direction of the Manager and/or Governing Body and neither the SE Employer, any Senior Executive nor any of their respective affiliates shall have any liability to FMC or FMC for any acts or omissions of the Senior Executives, notwithstanding that SE Employer may receive compensation from Manager for making the Senior Executives available to serve in such capacity (and FMC and FMC expressly waive and agree not to assert any claim of respondent superior or similar legal theory which might otherwise hold SE Employer or its affiliates liable for the acts or omissions  of the Senior Executives), except to the extent that any such Claims result primarily and directly from such Senior Executive’s felony criminal acts, willful misconduct, gross negligence or fraud in each such case (other than with respect to felony criminal acts which shall require final judgment by a court of competent jurisdiction (not subject to further appeal)), as finally determined by an arbitrator.

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11.Access to Records.

11.1Access to Records.

(a)Manager shall provide to the Governing Body, FMC’s auditors and accountants, FMC’s fiscal intermediaries, and accountants and agents for the Medicare and Medicaid programs or any other governmental authority exercising legal and appropriate authority, access to all lawfully required records for a period of seven (7) years after the furnishing of services under this Agreement.

(b)Until the expiration of four (4) years after the furnishing of Management Services pursuant to this Agreement, the Parties shall, upon written request, make available to the Secretary of Health and Human Services (the “Secretary”) or the Comptroller General, or their duly authorized representative(s), contract, books, documents, and records related to this Agreement and necessary to verify the nature and extent of the cost of such Management Services. If any Party carries out any of its obligations under this Agreement by means of a subcontract with a value of $100,000 or more, that Party agrees to include this requirement in any such subcontract. The availability of books, documents, and records shall be subject at all times to all applicable legal requirements, including without limitation such criteria and procedures for seeking and obtaining access that may be promulgated by the Secretary by regulation. Neither Party shall be construed to have waived any applicable attorney-client privilege by virtue of this Section.

11.2Exercise of Right of Access. The foregoing rights of access shall be exercisable through a written request, upon which Manager and its subcontractors shall give access to the above contracts, books, documents, and records from time to time during reasonable business hours.

12.Management Fee.

12.1Management Fees. In consideration for the Management Services provided by Manager under this Agreement, FMC shall pay Manager as follows (collectively, the “Management Fees”):

(a)A total annual base fee (the “Base Fee”) equal to Twelve Percent (12%) of all collected cash revenues for each fiscal year of this agreement.  Manager will be paid the Management Fee on a weekly basis for the preceding week’s total cash and settlements collected from all sources. Manager is authorized to withdraw this fee on a weekly basis and will present an invoice concurrently, based on the preceding week's collected settlement reports. However, Manager must first ensure Hospital payroll is met as its’ highest priority before cash is withdrawn to pay Manager’s fees. If funds are insufficient to cover all or part of Manger’s fees, the balance due will be deferred as owed but carried as a deferred expense due Manager. When, in Manager’s best business judgement, sufficient funds become available to pay off all or part of fees incurred and still owing, Manager will pay down all or part of the balance of fees owed using prudent business

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judgement and discretion. In no case shall Manager forgive fees due for management services rendered.

(b)An incentive or success fee (the “Incentive Fee”) to be negotiated based on the achievement of certain mutually agreed milestones.

(c)IT support and EMR services are not included in the management fee and will be offered to FMC by separate agreement.

12.2Arm’s Length Transaction. The Parties have negotiated the Management Fees at arm’s length, assisted by professional financial advisers. They believe that the management fees are consistent with fair market value and comply with law.

13.Breach. In the event of a breach of any obligation or covenant under this Agreement, other than the obligation to pay money (which shall have a thirty (30) day cure period), the non-breaching Party may give the breaching Party written notice of the specifics of the breach, and the breaching Party shall have sixty (60) days (the “Cure Period”) in which to cure the breach; provided, that for any non-monetary defaults reasonably requiring greater than ninety (90) days to cure, the breaching Party shall not be in default so long as the breaching Party commences to cure such default within the required sixty (60) days and diligently prosecutes  such cure to completion thereafter. Only if the breach is not cured within said Cure Period shall the non-breaching Party be entitled to pursue any remedies it may have by reason of the breach.  A waiver of any breach of this Agreement shall not constitute a waiver of any future breaches of this Agreement, whether of a similar or dissimilar nature.

14.Term. The term of this Agreement (“Term”) shall commence and be deemed effective as of the Effective Date, and continue for an initial ten (10) year period, and shall automatically renew for one (1) additional five (5) year period unless a Party provides at least one hundred eighty (180) days prior written notice of nonrenewal to the other party. Thereafter, this Agreement may be renewed upon prior written agreement of the Parties. Any renewal periods shall be deemed a part of the Term.

In the event of and regardless of a Change of Control or merger or sale of the Hospital, this Management and Administrative Service Agreement will be assigned and assumed by the new owner or controlling entity as part of the transaction or event and continue in full force and effect through the end of the term and renewals.  iHealthcare Inc reserves all rights to this agreement in the event of such an occurrence.

15.Dispute Resolution and Remedies.

15.1Resolution by Management. The Parties’ respective management teams shall attempt, in good faith, to privately and confidentially resolve any dispute, controversy or claim arising under this Agreement (a “Dispute”). In the event the Parties are unable to resolve the Dispute after negotiating in good faith for thirty (30) days following written notice of the Dispute served on a Party, either Party may refer such Dispute to FMC and the CEO of Manager for resolution.

15.2Arbitration. IF A DISPUTE ARISES, THE PARTIES WILL: (a) RESOLVE ALL DISPUTES BY BINDING ARBITRATION HELD IN MIAMI-DADE COUNTY, FLORIDA BEFORE A SINGLE ARBITRATOR FROM JUDICIAL

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ARBITRATION AND MEDIATION SERVICES, INC. (“JAMS”); AND (b) WAIVE ANY RIGHT TO CIVIL TRIAL BY JUDGE OR JURY.  Notwithstanding the foregoing, all claims alleging violation of this agreement, restrictive covenants, mishandling of Confidential Information, or transgression of intellectual property rights, shall be subject to the exclusive jurisdiction, in Miami, Florida, of either the Florida state courts or the US District Court.  Before accepting appointment, the arbitrator shall agree: (a) that the arbitrator’s award shall be made within nine (9) months of the filing of a notice of intention (or demand) to arbitrate  (but it may be extended by written agreement of the parties); (b) to base any decision or award on governing law; (c) to not award punitive or other damages that are not measured by the prevailing party’s actual damages, except as may be required by statute; and (d) to issue an award in writing within ten (10) days of concluding the presentation of evidence and briefs.  Judgment may be entered in any court having jurisdiction thereof.  The prevailing party shall be entitled to recover from the other party its costs and expenses, including reasonable attorney’s fees.

15.3LIMITATION OF LIABILITY.  NEITHER PARTY SHALL BE LIABLE TO THE OTHER FOR ANY SPECIAL, CONSEQUENTIAL, INCIDENTAL, PUNITIVE, OR INDIRECT DAMAGES, NOR THE COST OF PROCURING SUBSTITUTE ITEMS OR SERVICES, ARISING FROM OR RELATING TO ANY BREACH OF THIS AGREEMENT, REGARDLESS OF ANY NOTICE OF THE POSSIBILITY OF SUCH DAMAGES.  IN NO EVENT WILL MANAGER BE LIABLE TO CLIENT FOR SPECIAL OR CONSEQUENTIAL DAMAGES ARISING FROM THE PROVISIONS AND THE PERFORMANCE OF SERVICES BY MANAGER UNDER THIS AGREEMENT, EVEN IF MANAGER HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES. FURTHER, THE TOTAL LIABILITY OF MANAGER UNDER THIS AGREEMENT, FOR ANY AND ALL CAUSES, WILL BE LIMITED, AND MANAGER’S TOTAL LIABILITY WILL NEVER EXCEED THE SUM OF TWENTY PERCENT [20%] OF ONE (1) MONTH AVERAGE MANAGEMENT FEES.

EXCEPT AS PROVIDED HEREIN, MANAGER DISCLAIMS ALL REPRESENTATIONS AND WARRANTIES OF ANY KIND OR NATURE, EXPRESS OR IMPLIED [EITHER IN FACT OR BY OPERATION OF LAW], WITH RESPECT TO ANY ITEM OR SERVICE PROVIDED HEREUNDER, INCLUDING BUT NOT LIMITED TO, ANY WARRANTY OF MERCHANTABILITY, TITLE, NON-INFRIGEMENT, OR FITNESS FOR A PARTICULAR PURPOSE OR ANY WARRANTY ARISING FROM CONDUCT, COURSE OF DEALING, CUSTOM, OR USAGE IN TRADE. No claim against MANAGER of any kind under any circumstances will be filed more than one year after FMC knows of, or in the exercise of reasonable care, could know of, such claim or an act or omission of MANAGER that would give rise to such a claim.

15.4Remedies. The arbitrator may grant as remedies in connection with an outstanding Dispute: (a) a required Corrective Action Plan for Manager’s performance of the Management Services, (b) specific performance of this Agreement, (c) full payment by FMC to Manager in accordance with the terms hereof, (d) a modification to the Performance Targets; (e) monetary indemnification in accordance with the terms hereof, and/or (g) any other lawful and appropriate remedy, including termination of this Agreement.

15.5Exclusive Process. Except as otherwise set forth herein, the procedure set forth in this Section 15 shall be the Parties’ exclusive process for resolution of all Disputes.

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16.Termination. This Agreement may be terminated prior to the expiration of the Term only as follows, and any such termination shall not affect any rights or obligations arising prior to the effective date of termination:

16.1Termination for Material Breach.

(a)Notwithstanding any provision contained herein, however, Manager shall not be liable to FMC and shall not be deemed to be in breach of this Agreement for  the failure to perform any or all obligations to be performed by Manager pursuant to this Agreement, to the extent such failure results from (i) governmental intervention, (ii) labor dispute, (iii) law, regulations, rules or reimbursement rules or policies that actually prevent such performance, (iv) any other action or force majeure or event which is beyond the reasonable control of Manager, or (v) any failure by FMC to perform, fund or meet any of FMC’s obligations hereunder; and provided that Manager shall nevertheless be obligated duly to perform hereunder to the extent such performance remains feasible.

16.2Bankruptcy Insolvency. Manager shall be entitled to file a UCC for unpaid Management Fees. Manager may terminate this Agreement upon ten (10) days written notice to FMC in the event FMC (or FMC’s sponsoring entity)  becomes insolvent or fails to pay, or admits in writing its inability to pay, its debts as they  mature; or a trustee, receiver or other custodian is appointed for such other party for all or a substantial part of such person’s property and is not discharged within sixty (60) days of appointment;  or any bankruptcy reorganization, debt, arrangement, or other proceeding under  any bankruptcy or insolvency law or any dissolution or liquidation proceeding is instituted by or against such person and if instituted against such person’s is consented to or acquiesced in by such person or remains un-dismissed for sixty (60) days following the original filing; or any warrant or attachment is issued against any substantial portion of the property of such person which is not released within sixty (60) days of service; and FMC may likewise terminate if   any of the foregoing occurs with regard to Manager or iHealthcare Management Company and this substantially impairs Manager’s ability to perform its obligations under this Agreement.

17.Effects of Termination. The termination of this Agreement for any reason shall be without prejudice to any payments or obligations which may have been earned and accrued or become due to any Party hereunder prior to the date of termination. Notwithstanding anything to the contrary herein, the following provisions shall survive any termination hereof: Sections 10 (Defense of Claims), 11 (Access to Records), 12 (Management Fee), 15 (Disputes), 19 (Representation and Warranties) and 21 (Miscellaneous). In the event this Agreement is terminated for any reason, FMC shall pay to Manager all unpaid fees then due.

18.Transition Services. In the event of termination of this Agreement prior to expiration for any reason other than insolvency or bankruptcy of FMC, upon request of FMC, Manager shall be obligated to continue to provide FMC with the Management Services described herein for a period of up to one hundred twenty (120) days after such termination or expiration of this Agreement (the “Transition Period”), and during such Transition Period: (a) Provided  FMC shall continue to compensate Manager in

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accordance with this Agreement, (b) Manager shall fully cooperate in order to ensure the orderly and efficient transfer of its functions hereunder to FMC and/or another service provider; (c) Manager shall fully cooperate in order to ensure no disruption to patient care functions; and (d) the Parties shall cooperate in order to resolve any outstanding operational, financial, legal or other matters arising (including audits) from the period in which this Agreement was in effect.

19.Representations and Warranties.

19.1Manager. As of the Effective Date, Manager represents and warrants to FMC as follows:

(a)Manager is a Florida company duly organized, validly existing, and in good standing under the laws of the State of Florida.

(b)Manager has full authority to enter into and perform this Agreement, and the signature of Manager’s representative at the end hereof signifies that this Agreement has been duly authorized, executed and delivered and represents a legal, valid and binding agreement enforceable against Manager in accordance with its terms (subject only to customary limitations on the enforceability and availability of remedies in accordance with principles of law and equity).

(c)The execution, delivery and performance of this Agreement by Manager does not (i) require any consent, waiver, approval, license or authorization of any person or public authority which has not been obtained and is not presently in effect; (ii) to the knowledge of Manager, violate any provision of law applicable to Manager; or (iii) conflict with or result in a default under, or create any lien upon any of the property or assets of Manager under, any agreement or instrument; or (iv) violate any judicial or administrative decree, contract, or other legal obligation to which Manager is subject or by which any of its assets are bound.

(e)There is no civil, criminal or administrative action, suit, demand, claim, hearing, proceeding or investigation pending or, to Manager’s knowledge threatened against Manager that may materially delay or interfere with its entering into and fully and duly performing this Agreement.

(f)Neither Manager nor, to the knowledge of Manager, any Manager personnel (including any Senior Executive) is a person excluded or barred from the Medicare or Medicaid programs.

19.2FMC. As of the Effective Date, FMC represents and warrants to Manager as follows:

(a)FMC is a for-profit corporation duly organized, validly existing, and in good standing under the laws of the State of Florida.

(b)FMC has full authority to enter into and perform this Agreement, and the signature of FMC’s representative at the end hereof signifies that this Agreement has been duly authorized, executed and delivered and represses a legal, valid and binding agreement enforceable against FMC in accordance with its terms (subject only to customary limitations on the enforceability and availability of remedies in accordance with principles of law and equity).

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(c)The execution, delivery and performance of this Agreement by FMC does not (i) require any consent, waiver, approval, license or authorization of any person or public authority which has not been obtained and is not presently in effect; (ii) violate any provision of law applicable to FMC; or (iii) conflict with or result in a default under, or create any lien upon any of the property or assets of FMC under, any agreement or instrument; or (iv) violate any judicial or administrative decree, contract, or other legal obligation to which FMC is subject or by which any of its assets are bound.

(d)There is no civil, criminal or administrative action, suit, demand, claim, hearing, proceeding or investigation pending or, to FMC’s knowledge threatened against FMC that may materially delay or interfere with its entering into and fully and duly performing this Agreement.

20.Miscellaneous.

20.1Non-Solicitation. During the Term hereof and for a period of two  (2)  years after its expiration or termination for any reason FMC, on behalf of itself and its subsidiaries and affiliates and any person which may acquire all or substantially all of its assets agrees that, until two (2) years subsequent to the termination of this Agreement, it will not solicit, recruit, hire or otherwise engage any Senior Executive or other employee of the Manager or SE Employer that provided services to FMC or Manager relating to FMC while employed by SE Employer or its affiliates (“SE Employer Solicited Person”).

20.2Public Statements. Manager shall be authorized to make public statements about FMC, services provided and its relationship hereunder.

20.3Use of FMC Name. Manager may use the FMC or FMC Hospital names in a manner reasonably necessary or conducive to performing its services hereunder.

20.4Reimbursable Expenses. During the Term, Manager shall be promptly reimbursed for all reasonable expenses (to the extent of and pursuant to FMC’s expense reimbursement policy for other personnel and contractors) incurred by Manager or third parties Manager contracts with in connection with the provision of the Management Services hereunder (e.g., Senior Executives), including, but not limited to transportation, lodging, meals, travel and office expenses upon submission to FMC of invoices. Any such expenses, subject to this section, shall require prior approval by FMC to be eligible for reimbursement.

20.5Notices. All notices, requests, demands and other communications  required or permitted to be given pursuant to this Agreement must be in writing and shall be (i) delivered to the appropriate address by hand, by nationally recognized overnight service (costs prepaid); (ii) sent by facsimile or email, or (iii) sent by registered or certified mail, return receipt requested, in each case to the following addresses, facsimile numbers or email addresses and marked to the attention of the person (by name or title) designated below (or to such other address, facsimile number, email address or person as a Party may designate by notice delivered to the other Party in accordance with this Section:

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Manager:Executive Vice President

iHealthcare Management Company

                            3901 SW 28th Street 2nd Floor

                            Miami, FL, 33142

FMC:               Fulton Medical Center

                            10 S Hospital Drive

                            Fulton, Missouri 65251

All notices, requests, demands and other communications shall be deemed have been duly given (as applicable): (A) if delivered by hand, when delivered by hand; (B) if delivered by UPS, Federal Express, DHL or other nationally-recognized overnight delivery service, when delivered by such service; (C) if sent via registered or certified mail, three (3) Business Days after being deposited in the mail, postage prepaid; or (D) if delivered by email or facsimile, when transmitted if transmitted with confirmed delivery.

20.6Severability. If any clause or provision of this Agreement  is  determined by a governmental body or a court having jurisdiction thereof to be illegal, invalid, or unenforceable under any present or future law, then the Parties agree that the remaining provisions of this Agreement that reasonably can be given effect apart from the illegal or unenforceable provision shall continue in effect and there shall be substituted for such invalid or unenforceable provision a provision as similar as is feasible and yet would be lawful.

20.7Expenses. Except as otherwise expressly provided herein, each Party will bear its own legal, accounting, and other fees and expenses relating to the negotiation and preparation of this Agreement and the transactions contemplated hereby.

20.8Public Announcements. The time and content of any announcements, press releases, or other public statements concerning this Agreement and the transactions described herein will be determined by a process agreed to by the Parties.

20.9Waiver. No failure on the part of any party hereto to exercise, and no delay in exercising, any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or remedy hereunder preclude any other or further exercise thereof or the exercise of any other rights, power or remedy.

20.10Captions. The captions or titles of the sections herein have been included for convenience only and shall not be considered as part of this Agreement.

20.11Counterparts. This Agreement may be signed in counterparts, each of which shall be deemed an original. Delivery of an executed counterpart of a signature page to this Agreement by facsimile or in electronic (“pdf” or “tif”) format shall be effective as delivery of a manually executed counterpart of this Agreement.

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20.12Force Majeure. Manager shall not be deemed to be in violation hereunder for failure to perform any obligation contained in this Agreement or for any incomplete performance hereunder for the time of and to the extent that such failure or incomplete performance is occasioned by any cause or causes beyond the control of Manager, including, but not limited to, delays or failure in performance or non-performance or interruption of services resulting directly or indirectly from acts of God, Acts of War (including Terrorist activities), civil disorders, vandalism, fires, floods, weather, electrical failures, postal delays, inability to procure materials, sabotage, restrictive governmental laws or regulations, labor actions or shortages, criminal activity of third parties,  loss of internet connectivity or incomplete or inaccurate data input as supplied by FMC.

20.13Consents. Whenever under this Agreement provision is made for either Party’s securing the consent or approval of the other, such consent or approval shall be in writing and (except as otherwise provided herein) shall not be unreasonably withheld, delayed, or conditioned.

20.14Binding Effect; Assignment. This Agreement is binding on, and is for the benefit of FMC and Manager and their successors, assigns, and legal representatives (and Manager; iHealthcare Management Company). A Party shall not assign its rights or delegate its obligations under this Agreement without the prior,  written consent of the other Party; provided, that, Manager may (upon written notice to FMC) assign this Agreement to an affiliate of Manager, and/or to subcontract with any other parties for the performance of various aspects of its obligations hereunder, provided  that Manager shall (a) adequately inform such subcontractors of their obligations hereunder, (b) ensure that they fully comply herewith, and (c) remain fully responsible for the performance of any such assignee and/or subcontractor.

20.15Governing Law. This Agreement shall be governed and construed according to the laws of the State of Florida, without giving effect to any choice or conflict of law provision or rule thereof.

20.16Further Assurance. Each Party agrees to execute and deliver to the other such additional instruments, certificates, and documents as the requesting Party may reasonably request in order to assist the requesting Party in obtaining the rights and benefits to which such Party is entitled hereunder.

20.17Third Party Beneficiaries. The Manager Indemnified Persons, FMC Indemnified Persons, the Senior Executives and SE Employer are express third party beneficiaries of the provisions of this Agreement that relate to them.

20.18    Entire Agreement. This Agreement (including exhibits and schedules) contain the entire agreement of the Parties with respect to the matters set forth herein and supersede all prior negotiations and agreements, whether oral or written, concerning the subject matter hereof, all of which are merged in this Agreement.

20.19   Amendment and First Right of Refusal. This Agreement sets forth the entire understanding and agreement among the parties hereto with reference to the subject matter hereof and may not be modified, amended, discharged or terminated except by a written instrument signed by the parties hereto. First Right of Refusal:  Landlord/Owner hereby grants to iHealthcare (iHCC) a first right of refusal to purchase the hospital property and real estate during the term and any extensions of this Management and

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Administrative Services Agreement.  If Landlord/Owner shall desire to sell the hospital property and real estate, and receives a bona fide offer to purchase, Landlord/Owner shall give iHealthcare written notice of Landlord/Owner intention to sell Landlord/Owner interest in the hospital property and real estate as contained in said offer to purchase. Such notice (Landlord/Owner Notice) shall state the terms and conditions under which Landlord/Owner intends to sell its interest. For Sixty (60) business days following the giving of such notice, iHealthcare shall have the option to purchase the Landlord/Owner interest as stated in the Landlord/Owner Notice.  A written notice in substantially the following form, addressed to Landlord/Owner and signed by iHealthcare, within the period for exercising the Option, shall be an effective exercise of iHealthcare Option to Purchase.

20.20Manager; iHealthcare Management Company. In consideration for the potential benefits to iHealthcare Management Company, as sole member or ultimate parent of Manager to be derived from the management fees and other benefits secured by Manager hereunder, iHealthcare Management Company hereby agrees fully to ensure that Manager duly and timely fulfills its performance obligations, financial obligations, indemnification obligations, and other obligations, under this Agreement. FMC retains Manager as the sole and exclusive executive group and management agent during the term of this Agreement.

                                                                    [Signature Page Follows]

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IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed as of January 7, 2019.

Fulton Medical Center LLC:

 By: /s/ Jorge Perez

Name: Jorge Perez

Title: Chairman, Hospital Governing Body

Manager - iHealthcare Management Company

By: /s/ Noel Mijares

Name: Noel Mijares

Title:     Chief Executive Officer

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MANAGEMENT AND ADMINISTRATIVE SERVICES AGREEMENT

Regional General Hospital

THIS MANAGEMENT AND ADMINISTRATIVE SERVICES AGREEMENT (this “Agreement”) is entered into as of the 7th day of January 2019, by and among Regional Health Partners, LLC D/B/A Regional General Hospital (“RGH”), a Florida Limited Liability Company, and iHealthcare Management Company, a Florida Corporation (“Manager”). RGH and Manager are sometimes referred to herein individually as a “Party” or collectively as the “Parties.”

WITNESSETH:

WHEREAS, RGH owns and operates an acute general medical and surgical hospital (the “RGH Facilities”) located on the medical campus with a principal address of 125 SW 7th Street, Williston, Florida 32696;

WHEREAS, Manager is a Hospital Management Company;

WHEREAS, Manager has demonstrated expertise and a track record of successfully managing and improving the performance of hospitals serving rural communities;

WHEREAS, RGH desires that Manager provide services to administer, supervise, and manage, and Manager desires to administer, supervise, and manage, the operations of the RGH Facilities on behalf of RGH commencing on January 7, 2019 (the “Effective Date”) on the terms and conditions set forth hereinafter, in furtherance of and consistent with RGH’s mission:

NOW, THEREFORE, in consideration of the foregoing and the mutual agreements, covenants and promises hereinafter set forth and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and intending to be legally bound, the Parties hereto agree as follows:

1.Retention of Manager. Subject to the terms and conditions of this Agreement, as of the Effective Date, RGH hereby retains and appoints Manager to manage the RGH Facilities on behalf of RGH. Manager shall provide, at Manager’s sole expense and determination, all necessary corporate administration, shared services, legal services, compliance, hospital employee benefits program sponsorship, general business infrastructure and support necessary for Manager’s performance under this agreement. During the Term hereof, Manager shall be the exclusive provider of such services as are described herein as Management Services.

2.Strategic Plan and Budget. Manager and RGH, shall develop and agree on an annual plan setting forth details regarding the strategic, operational and capital activities that Manager shall undertake and oversee on behalf of RGH and the budgets regarding such activities (as amended from time to time, the “Strategic Plan and Budget”), which shall include, among other matters:

(a)strategic, programmatic and service line initiatives (including their operating and capital requirements) for the RGH Facilities;

(b)performance improvement initiatives, business development objectives, cost reduction plans, synergistic opportunities and efficiency improvements;

(c)an annual operating budget setting forth an estimate of operating revenues and expenses for the next year, which operating budget shall be in reasonable detail and shall contain an explanation of anticipated changes in utilization, patient charges, payroll, and other factors;

(d)an annual capital expenditures budget outlining a program of capital expenditures for the next fiscal year, which budget shall designate expenditure items as either “routine capital” or “enhancement capital” and estimate where possible their return on investment and other impact on operations, market position, etc.; and

(e)an annual projection of cash receipts and disbursements based upon the proposed capital expenditures and operating budgets, which projection shall contain recommendations concerning use of excess cash flow, if any.

2.2Revenues. To the extent cash revenues of the RGH Facilities are not sufficient to support expenditures contemplated by the Strategic Plan and Budget, RGH will be solely responsible for its cost of operation. If requested by RGH, Manager will use commercially reasonable efforts to assist RGH in obtaining financing to fund such cost of operation. Manager shall use commercially reasonable efforts to achieve the revenue targets and other goals consistent with the Strategic Plan and Budget and Performance Targets.

3.Control By RGH. Notwithstanding anything contained anywhere to the contrary, the Governing Body of RGH shall be the Governing Body of the RGH Facilities (the “Governing Body”) and, shall possess ultimate authority and control over RGH. RGH authorizes general operating policies developed by and to be carried out by Manager under this Agreement. The Governing Body shall delegate authority to Manager to enable Manager effectively to perform its functions hereunder. By entering into this Agreement, RGH does not, and shall not in the future, delegate to Manager any of the powers, duties, and responsibilities vested in the Governing Body by law or by RGH’s governing documents. RGH is solely obligated to and shall pay, make funds available to Manager for the payment of, or otherwise cause to be satisfied or discharged, all Hospital Expenses in accordance with the terms of this Agreement. On a monthly basis, Manager shall meet or confer with RGH and provide financial reports, statistical reports, updates and review requests for approvals by the Governing Body.

4.Operational Services. Manager shall use commercially reasonable efforts to oversee the efficient and orderly operation of the RGH Facilities and shall provide the following services in accordance to the terms hereof, or if not herein specified then at least at the level of prevailing industry practices:

4.1Key Hospital Services. Manager shall (a) use commercially reasonable efforts to perform all services consistent with the specific standards herein, (b) use commercially reasonable efforts otherwise to oversee the implementation of processes and systems at the RGH Facilities consistent with the Strategic Plan and Budget, and (c) refrain from intentionally taking any actions that are in material violation of applicable laws in its activities pursuant to this Agreement. Manager’s objectives in performing the Management Services shall include the following:

(a)Improving Emergency Department responsiveness to patients, reducing wait times and left-without-being-seen metrics;

(b)Improving clinical service quality and documentation through sophisticated hospitalist and case management programs and quality of services [which may be provided by telehealth services];

(c)Decreasing supply chain costs and quality of services by standardizing purchasing activities and establishing cost-effective purchasing and usage protocols;

(d)Managing labor costs through disciplined staffing policies, while strengthening employee retention and recruitment activities;

(e)Improving the clinical documentation, coding and billing procedures of the RGH Facilities, and compliance with government programs and private payor requirements, so as to increase proper fee realization in accordance with applicable contracts and law;

(f)Assisting with the improvement of other revenue cycle functions;

(g)Developing new recurring revenue streams and increasing inpatient volumes by expanding and refining managed care activities;

(h)Realigning administrative infrastructure to better capitalize on system scale and to standardize best practices;

(i)Improving marketing, advertising and positioning of RGH within the local market;

(j)Improving care protocols and management of patient care flow, bed availability and turnover, and length of stay;

(k)Augmenting initiatives in payer relations and contracting;

(l)Enhancing the effective linkage of the clinical enterprise with support of RGH’s teaching and research activities; and

(m)Implementing the services described in the remainder of this Agreement.

(n)Advising the Governing Body of any material actions that Manager recommends be taken to avoid material non-compliance with law or deficiencies in services.

4.2Staffing.

(a)During the Term, Manager shall contract with and provide, and at its sole expense pay all compensation and benefits due to a Chief Executive Officer and necessary and adequate corporate administration, shared services and business infrastructure. Each such Senior Executive, and any future replacement thereof, shall be subject to reasonable advance approval by the Governing Body, which shall not be unreasonably withheld or delayed. When so approved by the Governing Body and in the performance of their duties hereunder, such Senior Executives shall be subject to and shall comply with all RGH policies and requirements applicable to their respective positions and duties, subject to the Senior Executives being advised thereof in writing in advance.  In addition, at Hospital Expense and not included in the Management Fee, Manager may make available certain advisors and other personnel (the “Senior Advisors”) from time to time to consult with, visit and perform on site periodic reviews and evaluations, and advise RGH regarding the operations and business of the RGH Facilities in order to ensure effective management of the RGH Facilities.  The Parties acknowledge and agree that the composition of such advisory services at any given time may vary depending on the needs of the business of RGH, in Manager’s reasonable discretion and/or at RGH’s reasonable request and Manager’s agreement thereto.

(b)Subject to the Strategic Plan and Budget, Manager will determine necessary and appropriate staffing levels of the RGH Facilities, and Manager shall oversee and administer the recruitment and hiring in the name of and on behalf of RGH such physicians, nurses, technicians, administrative, and other staff as are determined to be necessary or appropriate for the operation of the RGH Facilities. Manager shall execute on behalf of RGH, as appropriate, any employee hiring, terminations, or other actions. Manager shall monitor and review all payroll functions for the RGH Facilities periodically.

(c)All personnel required to be employed directly by RGH under applicable licensure and reimbursement laws, regulations, and related requirements shall be employees or contractors of RGH (“RGH Personnel”) and not Manager, and shall be subject to RGH’s personnel policies. All wages, benefits and other payroll expenses related to RGH Personnel shall be included as part of Hospital Expenses. For the avoidance of doubt, the term RGH Personnel does not include any Senior Executives or any personnel of Manager, unless RGH first approves their addition at Hospital Expense.

(d)Manager shall administer and oversee the enforcement of personnel policies established in accordance with RGH’s contractual obligations, employment policies and the Strategic Plan and Budget in connection with hiring, managing, and discharging RGH Personnel.

(e)Subject to the terms of any applicable labor agreements binding  RGH or the RGH Facilities, including, without limitation, any collective bargaining agreements, Manager, as the authorized agent of RGH, shall (i) determine the staffing plans on behalf of RGH with respect to the number and qualifications of RGH Personnel required for the efficient and effective operation of RGH Facilities operations, and, (ii) in accordance with the Strategic Plan and Budget, implement wage scales, employee benefit packages and programs, in-service training programs, staffing schedules, and job descriptions for RGH Personnel, all in order to accomplish the policies established by RGH.

(f)           Manager is authorized to provide or arrange for cost effective employer self-insured employee benefits programs either through third parties or through an affiliate of Manager on behalf of the Hospital at Hospital Expense. Manager is authorized to sponsor such programs as necessary for their implementation.

4.3Training. Manager, in collaboration with RGH, shall assist in educational training programs for RGH Personnel designed to improve inpatient and case management, clinical documentation, departmental operations and such other matters as Manager may determine to be beneficial to the efficient operation of the RGH Facilities.

4.4Contracts. Manager shall assist the Senior Executives in negotiating and consummating agreements and contracts for and on behalf of the RGH Facilities in the name of RGH in the usual course of business, all in accordance with the Strategic Plan and Budget.

4.5Laws and Accreditations. Manager shall provide assistance in obtaining and maintaining, in RGH’s name, all licenses, permits, approvals and certificates of accreditation required for the operation of the RGH Facilities.

4.6Medical Records. Manager shall administer and oversee systems for the timely, accurate and efficient creation, filing, security, sharing among care givers and other lawful persons, and retrieval at the RGH Facilities, of all medical records, charts, and files, all in accordance with applicable law, the requirements of payors, the needs of effective risk management and compliance systems, and other best practices.

4.7HIPAA and Business Associate Agreement. The Parties hereby acknowledge and agree to enter into and comply with the Business Associate Addendum attached hereto, to evidence their compliance with privacy standards adopted by   the U.S. Department of Health and Human Services as they may be amended from time to time, 45 C.F.R. Parts 160 and 164, subparts A, D and E, the security standards adopted by the U.S. Department of Health and Human Services as they may be amended from time to time, 45 C.F.R. Parts 160, 162 and 164, subpart C , and the requirements of Title XIII, Subtitle D of the Health Information Technology for Economic and Clinical Health (HITECH) Act provisions of the American Recovery and Reinvestment Act of 2009, 42 U.S.C. §§ 17921-17954, and all its implementing regulations, when and as each is effective and compliance is required, as well as any applicable state confidentiality laws.

4.8Support Services. Manager shall administer and oversee customary hospital support services, including, but not limited to, housekeeping, maintenance (including repair and maintenance of the interior and exterior of the RGH Facilities building, and grounds), janitorial, security and food services.

4.9Information Technology Systems and Records. Manager shall administer and oversee the maintenance and operation of accounting, auditing, budgeting, reimbursement, revenue cycle, payor reporting and reconciliation, electronic health record, computerized physician order entry, and other clinical service records and other information technology systems required for the efficient management of the RGH Facilities’ affairs and compliance with payor program requirements and/or contracts. Manager shall administer and oversee the preparation and maintenance of all books and records regarding operations and financial transactions pertaining to the RGH Facilities and shall ensure copies of such books and records are made available to the Governing Body or its designee upon request.

4.10Establishment of Operational Policies. Manager shall develop and implement RGH policies, procedures, and standards of operation, maintenance, pricing, and other matters affecting the RGH Facilities and the operation thereof, consistent with the Strategic Plan and Budget.

4.11Acquisition of Property. Manager shall be responsible for the oversight of acquisition of all personal property, equipment, supplies, and inventory as may be necessary to operate the RGH Facilities in accordance with (i) this Agreement, (ii) the Strategic Plan and Budget, (iii) applicable laws, rules, and regulations, and (iv) applicable standards and guidelines on accreditation promulgated by the Joint Commission or any other applicable accreditation organization. Manager shall have the right to utilize such personal property, equipment, supplies, and inventory at the RGH Facilities as Manager reasonably deems necessary and appropriate to fulfill its obligations hereunder.

4.12RGH Missions. Manager shall assist RGH in:

(a)Managing the linkage between the clinical programs and student and resident academic training programs; and

(b)Enhancing the RGH Facilities’ community service mission and engagement in community activities that educate, inspire, and improve the quality of life and overall health outcomes of the patient populations served by RGH.

4.13Public Relations. Manager shall implement such advertising, marketing and other activities as may be conducive to the efficient operation of the RGH Facilities, subject to the prior approval of the Management Committee for all new materials. Subject to the foregoing, from time to time, Manager shall engage in reasonable and lawful marketing and public relations activities designed to enhance the RGH Facilities’ image and reputation and to secure and maintain patients at the RGH Facilities.

4.14Liability Insurance. Manager shall obtain and/or maintain in effect, on RGH’s behalf and at RGH’s sole expense, throughout the term of this Agreement, such policies (or programs) of property/casualty coverage, public liability, professional liability and hazard insurance and other customary insurance coverage's in commercially reasonable amounts for and on behalf of the RGH Facilities as are designated by RGH and consistent with the Strategic Plan and Budget or, in the absence of such a specification, as Manager considers reasonable and prudent based on criteria generally used by Manager with respect to the hospitals owned or managed by Manager. RGH, Manager and the Senior Executives shall be covered under all such applicable policies (or programs). Additionally, Manager and the Senior Executives shall be named as additional insured's under RGH’s Directors’ and Officers’ liability, Errors and Omissions liability, professional liability and other insurance policies and the Senior Executives shall be insured under any such policies to the same extent as RGH’s other officers and directors.

4.15Indigent Care. Manager shall assure access to medical care for indigent persons at the RGH Facilities in accordance with RGH’s mission, the Strategic Plan and Budget and applicable law. Manager and RGH shall ensure that charity care at RGH Facilities is provided in a manner consistent with RGH’s policies in effect from time to time. Manager shall implement and administer on behalf of RGH appropriate agreements with governmental authorities concerning reimbursement for services provided to indigent and uninsured persons.

4.16Charges.

(a)Manager shall oversee the billing for services rendered by the RGH Facilities and the collection of all accounts due to the RGH Facilities in accordance with lawful Charge-master and collection policies developed by RGH pursuant to the Strategic Plan and Budget and each applicable third-party payor program or contract. RGH shall approve the Charge-master. Manager shall update RGH on all changes to the Charge-master as they may occur in the normal course of business. Manager shall be entitled to obtain, on behalf of, and at the expense of, RGH, the assistance of one or more collection agencies who shall be required to act in accordance with law and generally recognized practices for hospitals (such as the AHA Guidelines.)

(b)RGH shall maintain bank accounts (“RGH Accounts”) necessary for operations of the RGH Facilities and Manager shall cause to be deposited therein all receipts and money arising from operations of the RGH Facilities. It is anticipated that the Senior Executives appointed as Chief Executive Officer and designated Chief Financial Officer or designee of RGH, and such other individuals as are approved by the Governing Body from time to time, shall have the right to authorize disbursements from RGH Accounts on behalf of RGH in such amounts and at such times as the same are required, as addressed further below.

4.17Payment of Expenses. Provided RGH has sufficient funds, Manager shall timely and accurately pay on behalf of RGH, from funds generated by the RGH Facilities in the RGH Accounts, where and as due, and without delinquency or default, all proper debts, liabilities, costs, and expenses (“Expenses”) related to the ownership, management and operation of the RGH Facilities, including any taxes  and all  bills for goods delivered or services rendered to the RGH Facilities and all personal property, supplies, inventory and all other items necessary for operation of the RGH Facilities and to provide the Management Services described herein. Manager shall contest by appropriate and legal means, (but may not bring any lawsuit without complying with such guidelines and policies as are established from time to time by the Governing Body or the Management Committee) on behalf of RGH, any claims for payment asserted with respect to the RGH Facilities that Manager, in good faith, considers erroneous or improper.

4.18Agency. Within the scope of functions delegated to Manager hereunder and subject to other conditions set forth herein, Manager shall have the right to act and shall assist RGH as the agent and attorney-in-fact of RGH in the procuring of licenses, permits and other approvals, the payment and collection of accounts, and in all other activities necessary, appropriate, or useful to Manager in the carrying out of its duties. In performing such services, Manager shall comply with all applicable laws, regulations and requirements of governmental bodies.

4.19Elective Corporate-Based Consulting Services. If requested by RGH and agreed by Manager, Manager or its designees may provide as added elective consulting services (not included with Management Fees but paid instead under mutually agreed separate written agreements), corporate-based consulting services that are outside of the scope of the Management Services provided under this Agreement (“Consulting Services”). Manager will provide any such Consulting Services at market rates or such rates as may be mutually agreed to by the Parties, which rates shall be determined at the time such Consulting Services are requested.

4.20Compliance with Law and Professional Standards. In performing its services hereunder, and in all conduct related to this Agreement, Manager will comply with all applicable laws and with generally recognized professional standards for similar services within the hospital management industry.

5.Reports to RGH. For the purpose of keeping informed with respect to the operation of the RGH Facilities and Manager’s performance hereunder, Manager shall arrange for the preparation and delivery to the Governing Body or its designee the following:

5.1Financial Statements.

(a)Submit to the Governing Body quarterly unaudited financial statements of the RGH Facilities, containing a balance sheet and a statement of income, prepared in reasonable detail and in accordance with generally accepted accounting principles; and

(b)Annually, within one hundred twenty (120) days after the end of each fiscal year of the RGH Facilities, audited financial statements of the RGH Facilities (“Audited Financial Statements”), including a balance sheet, statement of income, and statement of changes in financial position, prepared in reasonable detail and in accordance with generally accepted accounting principles and accompanied by a report of the independent auditor of the RGH Facilities (selected by the Governing Body). The timing of audit submissions assumes RGH has paid audit fees in a timely manner.

5.2Strategic Plan and Budget. An annual updated Strategic Plan and Budget, to be delivered at least thirty (30) days prior to the beginning of each RGH Fiscal Year during the Term of this Agreement.

5.3Reports. All reports deliverable hereunder shall be generated by Manager using the then-existing systems of RGH and delivery of such reports is conditioned upon the capability, availability, cooperation and access to, such RGH systems and personnel for Manager. Manager shall hold annual meetings with the Governing Body or its designee specified in writing to discuss the reports required by this Agreement.

6.Access to Reports and Communications. Each Party agrees to provide the other, promptly when received, with access to all material reports, other filings, and communications from governmental authorities or agencies having jurisdiction over the RGH Facilities.

7.Medical Staff, Quality of Care.

7.1Cooperation with Medical Staff. Manager shall reasonably cooperate and maintain liaisons with the medical staff of the RGH Facilities (collectively, the “Medical Staff”) and shall advise and assist the Medical Staff concerning procedural matters and standards and guidelines on accreditation promulgated by The Joint Commission or any other applicable accreditation organization. However, all medical, ethical, and professional matters, including control of and questions relating to the composition, qualifications, and responsibilities of the Medical Staff, shall be the responsibility of the Governing Body, the Credentialing Committee, and the Medical Staff of the RGH Facilities.

7.2Quality Assurance Program. Manager shall review and make recommendations regarding RGH’s existing Quality Assurance Program and QIIP and shall assist RGH with the implementation and administration of its Quality Assurance Program in accordance with applicable law.

7.3Medical Affairs Committee. In order to provide a forum for communication among representatives of the Medical Staff and to ensure compliance with RGH’s Quality Assurance Program, Manager shall assist RGH in the implementation and administration of a Medical Affairs Committee that shall consist of a designated senior officer of RGH, physicians appointed by the Medical Staff, persons designated by the Governing Body or its designee, and one additional person designated by Manager. The Medical Affairs Committee, if and when implemented, would meet quarterly, or as needed, keep minutes of its meetings, and have the following suggested duties:

(a)to ensure that acceptable medical, ethical, and professional standards are attained within the RGH Facilities;

(b)to assist in implementation of the Quality Assurance Program so that the quality of health care provided at the RGH Facilities may be measured objectively;

(c)to ensure that all patients admitted to the RGH Facilities or treated as outpatients receive quality patient care;

(d)to provide a forum for discussion of problems of a medical- administrative nature;

(e)to assist the Governing Body and Manager in ensuring compliance with federal, state, and local requirements; and

(f)to act in an advisory capacity in the implementation of quality of care policies adopted by the Governing Body or the Medical Staff.

8.Laws; Licenses; Reimbursement Programs; Accreditation.

8.1Compliance with Law. In performing services hereunder and in all other actions related to this Agreement, Manager and all personnel of Manager shall comply with applicable federal, state, and local laws, rules, and regulations relating to the RGH Facilities or Manager’s Management Services, including without limitation all agencies having jurisdiction over health care services, billing, labor/employment, taxation, environmental compliance, antitrust, or physical facility compliance. Manager shall assist RGH to operate the RGH Facilities so that it maintains all necessary licenses, permits, consents, and approvals from all governmental agencies that have jurisdiction over the operation of the RGH Facilities. Manager shall not be obligated to RGH for failure of the RGH Facilities to comply with any such laws, rules, and regulations or for failure of the RGH Facilities to maintain any such licenses, permits, consents, and approvals, to the extent that the failure is due to financial limitations of the RGH Facilities or to the design or construction of the RGH Facilities, or is attributable to acts, errors or omissions of RGH or its agents (other than Manager or Manager’s employees or contractors).

8.2Compliance for Charges for Services. Manager shall oversee compliance with all laws, regulations and payer contract or program requirements concerning coding, billing, charging, collecting and reporting on fees received for services of or provided in the RGH Facilities.

8.3Accreditation. Manager shall use its commercially reasonable efforts to manage the RGH Facilities in the manner necessary to maintain accreditation by The Joint Commission or any other similar applicable accreditation organization.

8.4No Violation. Neither RGH nor Manager shall knowingly cause or permit any action that shall (i) cause any governmental authority having jurisdiction over the operation of the RGH Facilities to institute any proceeding for the rescission, suspension, or revocation of any license, permit, consent, or approval; (ii) cause the Joint Commission or any other similar applicable accreditation organization to institute any proceeding or action to revoke its accreditation of the RGH Facilities; (iii) cause a termination of, or adversely affect, RGH’s participation in Medicare, Medicaid, Blue Cross, or any other public or private medical payment program; or (iv) cause RGH to violate or default under any of its legal obligations under debt financings. RGH, and not Manager, shall bear sole responsibility for non-compliance with this section if non-compliance was due to insufficient funds or acts, errors or omissions by RGH Personnel.

9.Limitations on Manager’s Exercise of Duties.

9.1Limitations on Manager’s Exercise of Duties.

(a)Except as contemplated by the Strategic Plan and Budget or as the Governing Body or its designee may specifically authorize in writing from time to time, Manager shall not have the authority to undertake the following, on RGH’s behalf, without the advance written consent of the Governing Body (or its designee authorized in writing):

(1)Purchase capital assets or incur expenses (other than consistent with the Strategic Plan and Budget) in excess of $50,000 or such higher amount as may be authorized by RGH.

(2)Incur debt on behalf of RGH;

(3)Encumber RGH property, or sell or dispose of any material assets having a value in excess of $25,000;

(4)Approve or undertake any other matters required by law to be approved by RGH’s Governing Body;

(5)File or settle litigation;

(6)Grant any person any rights with respect to ownership of, or limiting the activities of, the RGH Facilities; or

(b)Except as set forth in the Strategic Plan and Budget, RGH shall have the ultimate authority to decide, in its sole and absolute discretion, whether to approve, disapprove or undertake any of the above listed items.  However, RGH agrees to consult and cooperate with Manager in good faith concerning any decisions related to the above listed items. The following list includes general items that require Board approval:

1.Adopting or amending employee equity and benefit plans

2.Hiring or firing senior officers or key employees

3.Entering into employment agreements, or amending the terms of employment, for senior officers

4.Borrowing or lending money

5.Adopting an annual budget

6.Entering into agreements of material importance to the corporation (e.g., financing agreements, material license agreements and leases)

7.Any expenses of greater than $50,000.00 (Fifty Thousand Dollars)

10.Defense of Claims; Exculpation.

10.1RGH.

(a)RGH agrees to indemnify, defend and hold harmless Manager, including its “advisors” (selected by Manager and accepted by RGH), affiliates, subsidiaries, successors and assigns, and any employee, agent, officer, director, shareholders, manager, representative, attorney, or independent contractors, including but not limited to Senior Executives and their employer and its affiliates (together, the “SE Employer”), and direct or indirect equity holder of Manager, and any person who controls Manager (any or all of the foregoing hereinafter a “Manager Indemnified Person”), from and against any losses, damages, liabilities, deficiencies, claims, actions, suits, proceedings, judgments, settlements, interest, awards, penalties, fines, costs, or expenses (including reasonable attorneys’ fees and costs of defense), joint or several, of any kind or nature whatsoever (collectively, “Claims”) that may be incurred by or asserted against Manager or a Manager Indemnified Person (whether or not Manager or a Manager Indemnified Person is party to such Claims) to the extent they result from, arise out of, or are in any way related to, the following, in each case as finally determined by an arbitrator:

(1)the breach or non-fulfillment or violation by RGH or any of its Representatives of any of the covenants, duties, obligations, representations or warranties of RGH set forth in this Agreement;

(2)any actions or omissions of RGH or its affiliates, subsidiaries, successors, assigns, employees, agents, officers, directors, managers, advisors, representatives, attorneys, independent contractors (respectively, “Representatives,” but for the avoidance of doubt specifically excluding Manager, SE Employer and Manager Indemnified Persons), including without limitation actions or omissions arising out of the negligence, gross negligence, recklessness, or willful misconduct of RGH or its Representatives  related to this Agreement;

(3)any failure by RGH or any of its Representatives to comply with any applicable federal, state or local laws, regulations or codes in the performance of its obligations under this Agreement;

(4)Manager’s or any Manager Indemnified Person’s involvement in, in any manner including without limitation the management of, oversight of or operation of, the RGH Facilities or any other errors, actions or omissions of Manager or any Manager Indemnified Person;

(5)any claim which is brought or asserted by third parties against Manager or any Manager Indemnified Person relating to this Agreement or RGH’s ownership or operation of the RGH Facilities, including without limitation the use of any real or tangible property in connection with the RGH Facilities; or

(6)any bodily injury, death of any person or damage to real or tangible property caused by the acts or omissions of RGH or any of its Representatives.

(b)Furthermore, RGH agrees to reimburse Manager, as incurred and upon demand by Manager, for legal or other expenses reasonably incurred by Manager or a Manager Indemnified Person in connection with investigating, defending or preparing to defend any such Claims (including without limitation in connection with the enforcement of the indemnification obligations set forth herein), whether or not Manager or any Manager Indemnified Person is a party to any Claims out of which any such expenses arise and whether or not such Claims are brought by RGH, its Representatives or any other person or entity.

(c)However, RGH shall not be obligated under the foregoing indemnity agreement in respect to any Claims (a) to the extent such Claims resulted in whole or in part from the gross negligence, willful misconduct or fraud of Manager or a Manager Indemnified Person; (b) by one Manager Indemnified Person against another relating to activities of such parties pursuant to the

Agreement; or (c) arising from (i) felony criminal activity that any Senior Executive or Manager Indemnified Person directly participated in or (ii) other acts indemnifiable by Manager, in each such case (other than with respect to felony criminal acts), as finally determined by an arbitrator.

(d)The reimbursement and indemnity obligations of RGH under this Agreement shall be in addition to any liability RGH may otherwise have; shall extend upon the same terms and conditions to the Manager Indemnified Persons, and shall be binding upon and inure to the benefit of any successors, assigns, heirs, and personal representatives of RGH, or of Manager or any Manager Indemnified Persons.

10.2Manager. Manager shall indemnify, defend, and hold harmless RGH including its affiliates, subcontractors, successors and assigns and any employee, agent, officer, director, manager, representative, attorney or independent contractor (“RGH Indemnified Persons”) against any Claims (including reasonable attorneys’ fees and costs of defense) to the extent that they result from the felony criminal acts that Manager Indemnified Persons directly participated in, willful misconduct, gross negligence or fraud of Manager, in each such case (other than with respect to felony criminal acts which shall require final judgment by a court of competent jurisdiction (not subject to further appeal)), as finally determined by an arbitrator. A Manager Indemnified Person shall not be liable for any act or omission of any other Manager Indemnified Person other than its own officers, directors, employees and subcontractors. In addition, Manager shall not be obligated under the foregoing indemnity agreement in respect to any Claims (a) to the extent such Claims resulted in whole or in part   from the gross negligence, willful misconduct or fraud of RGH or a RGH Indemnified Person (b) by one RGH Indemnified Person against another relating to activities of such  parties pursuant to the Agreement; or (c) arising from (i) felony criminal activity that  any RGH Indemnified Person directly participated in or (ii) other acts indemnifiable by RGH, in each such case (other than with respect to felony criminal acts) as finally determined by an arbitrator. The Manager Indemnified Persons shall not be liable for any act, error, omission or delay taken at the specific direction or with the express approval of the Governing Body to take action or the failure of the Governing Body to take action.

10.3Procedure.

(a)In the event that any Party hereunder shall receive any notice of any claim or proceeding against said Party in respect to which indemnity may be sought under this Agreement, the said Party (“Indemnitee”) shall give the Party upon whom   a claim could be made under this Agreement (“Indemnitor”) written notice of such loss, liability, claim, damage, or expense and the Indemnitor shall have the right to contest and defend any action brought against the Indemnitee based thereon, and shall have the right to contest and defend any such action in the name of the Indemnitee at the Indemnitor’s own expense; provided, however, that if the Indemnitor shall fail to assume the defense and notify the Indemnitee of the assumption of the defense of any such action within ten (10) days of the giving of such notice by the Indemnitee, then the Indemnitee shall have the right to take any such action as it reasonably deems appropriate to defend, contest, settle, or compromise any such action or assessment and claim indemnification as provided herein; provided, however, that no Party shall settle any such action without the consent of the other applicable Party (which consent shall not be unreasonably withheld) unless such settlement involves only the payment of money and the claimant provides the Indemnitee a release from all liability in respect of such claim. If the Indemnitor defends any action for which indemnification is claimed, the Indemnitee shall be entitled to participate at its own expense in the defense of such action; and further, provided, however, that the Indemnitor shall bear the fees  and expense of the Indemnitee’s counsel only if (i) the engagement of such counsel is specifically authorized in writing by the Indemnitor, (ii) the Indemnitor is not adequately prosecuting the defense in good faith, or (iii) the named parties to such action include both the Indemnitor and the Indemnitee and there exists a conflict or divergence of interest between such parties which renders it inappropriate for counsel selected by the Indemnitor to represent both of  such parties. The Indemnitor shall not be liable for any settlement of any claim, action, or proceeding effected without its written consent. No Party shall recover an amount in excess of the actual damages incurred.

(b)Notice of all claims as required by this Agreement shall be promptly provided as to (i) the nature of any claim; or (ii) the commencement of any suitor proceeding brought to enforce any claim. In the event of failure to provide such notice or in the event that Indemnitee shall fail to cooperate fully with the Indemnitor in the Indemnitor’s defense of any suit or proceeding, the Indemnitor shall be released from some or all of its obligations with respect to that suit or proceeding to the extent that the failure of notice or cooperation actually and materially adversely affected the Indemnitor’s defense of such claims.

10.4Indemnification of Senior Executives. In addition to, and without limiting the indemnification described above, RGH shall indemnify the Senior Executives who will be acting as officers of RGH to the same extent and subject to the same conditions as the most favorable indemnification it extends to its officers or directors, whether under RGH's charter, bylaws, by contract or otherwise.

10.5Exculpation of Senior Executives and SE Employer. Though the Senior Executives may continue to be employed by and associated with the Manager or SE Employer and its affiliates while providing services described hereunder, with respect to RGH and RGH, the Senior Executives shall serve at the pleasure and direction of the Manager and/or Governing Body and neither the SE Employer, any Senior Executive nor any of their respective affiliates shall have any liability to RGH or RGH for any acts or omissions of the Senior Executives, notwithstanding that SE Employer may receive compensation from Manager for making the Senior Executives available to serve in such capacity (and RGH and RGH expressly waive and agree not to assert any claim of respondent superior or similar legal theory which might otherwise hold SE Employer or its affiliates liable for the acts or omissions  of the Senior Executives), except to the extent that any such Claims result primarily and directly from such Senior Executive’s felony criminal acts, willful misconduct, gross negligence or fraud in each such case (other than with respect to felony criminal acts which shall require final judgment by a court of competent jurisdiction (not subject to further appeal)), as finally determined by an arbitrator.

11.Access to Records.

11.1Access to Records.

(a)Manager shall provide to the Governing Body, RGH’s auditors and accountants, RGH’s fiscal intermediaries, and accountants and agents for the Medicare and Medicaid programs or any other governmental authority exercising legal and appropriate authority, access to all lawfully required records for a period of seven (7) years after the furnishing of services under this Agreement.

(b)Until the expiration of four (4) years after the furnishing of Management Services pursuant to this Agreement, the Parties shall, upon written request, make available to the Secretary of Health and Human Services (the “Secretary”) or the Comptroller General, or their duly authorized representative(s), contract, books, documents, and records related to this Agreement and necessary to verify the nature and extent of the cost of such Management Services. If any Party carries out any of its obligations under this Agreement by means of a subcontract with a value of $100,000 or more, that Party agrees to include this requirement in any such subcontract. The availability of books, documents, and records shall be subject at all times to all applicable legal requirements, including without limitation such criteria and procedures for seeking and obtaining access that may be promulgated by the Secretary by regulation. Neither Party shall be construed to have waived any applicable attorney-client privilege by virtue of this Section.

11.2Exercise of Right of Access. The foregoing rights of access shall be exercisable through a written request, upon which Manager and its subcontractors shall give access to the above contracts, books, documents, and records from time to time during reasonable business hours.

12.Management Fee.

12.1Management Fees. In consideration for the Management Services provided by Manager under this Agreement, RGH shall pay Manager as follows (collectively, the “Management Fees”):

(a)A total annual base fee (the “Base Fee”) equal to Twelve Percent (12%) of all collected cash revenues for each fiscal year of this agreement.  Manager will be paid the Management Fee on a weekly basis for the preceding week’s total cash and settlements collected from all sources. Manager is authorized to withdraw this fee on a weekly basis and will present an invoice concurrently, based on the preceding week's collected settlement reports. However, Manager must first ensure Hospital payroll is met as its’ highest priority before cash is withdrawn to pay Manager’s fees. If funds are insufficient to cover all or part of Manger’s fees, the balance due will be deferred as owed but carried as a deferred expense due Manager. When, in Manager’s best business judgement, sufficient funds become available to pay off all or part of fees incurred and still owing, Manager will pay down all or part of the balance of fees owed using prudent business judgement and discretion. In no case shall Manager forgive fees due for management services rendered.

(b)An incentive or success fee (the “Incentive Fee”) to be negotiated based on the achievement of certain mutually agreed milestones.

(c)IT support and EMR services are not included in the management fee and will be offered to RGH by separate agreement.

12.2Arm’s Length Transaction. The Parties have negotiated the Management Fees at arm’s length, assisted by professional financial advisers. They believe that the management fees are consistent with fair market value and comply with law.

13.Breach. In the event of a breach of any obligation or covenant under this Agreement, other than the obligation to pay money (which shall have a thirty (30) day cure period), the non-breaching Party may give the breaching Party written notice of the specifics of the breach, and the breaching Party shall have sixty (60) days (the “Cure Period”) in which to cure the breach; provided, that for any non-monetary defaults reasonably requiring greater than ninety (90) days to cure, the breaching Party shall not be in default so long as the breaching Party commences to cure such default within the required sixty (60) days and diligently prosecutes  such cure to completion thereafter. Only if the breach is not cured within said Cure Period shall the non-breaching Party be entitled to pursue any remedies it may have by reason of the breach.  A waiver of any breach of this Agreement shall not constitute a waiver of any future breaches of this Agreement, whether of a similar or dissimilar nature.

14.Term. The term of this Agreement (“Term”) shall commence and be deemed effective as of the Effective Date, and continue for an initial ten (10) year period, and shall automatically renew for one (1) additional five (5) year period unless a Party provides at least one hundred eighty (180) days prior written notice of nonrenewal to the other party. Thereafter, this Agreement may be renewed upon prior written agreement of the Parties. Any renewal periods shall be deemed a part of the Term.

In the event of and regardless of a Change of Control or merger or sale of the Hospital, this Management and Administrative Service Agreement will be assigned and assumed by the new owner or controlling entity as part of the transaction or event and continue in full force and effect through the end of the term and renewals.  iHealthcare Inc reserves all rights to this agreement in the event of such an occurrence.

15.Dispute Resolution and Remedies.

15.1Resolution by Management. The Parties’ respective management teams shall attempt, in good faith, to privately and confidentially resolve any dispute, controversy or claim arising under this Agreement (a “Dispute”). In the event the Parties are unable to resolve the Dispute after negotiating in good faith for thirty (30) days following written notice of the Dispute served on a Party, either Party may refer such Dispute to RGH and the CEO of Manager for resolution.

15.2Arbitration. IF A DISPUTE ARISES, THE PARTIES WILL: (a) RESOLVE ALL DISPUTES BY BINDING ARBITRATION HELD IN MIAMI-DADE COUNTY, FLORIDA BEFORE A SINGLE ARBITRATOR FROM JUDICIAL ARBITRATION AND MEDIATION SERVICES, INC. (“JAMS”); AND (b) WAIVE ANY RIGHT TO CIVIL TRIAL BY JUDGE OR JURY.  Notwithstanding the foregoing, all claims alleging violation of this agreement, restrictive covenants, mishandling of Confidential Information, or transgression of intellectual property rights, shall be subject to the exclusive jurisdiction, in Miami, Florida, of either the Florida state courts or the US District Court.  Before accepting appointment, the arbitrator shall agree: (a) that the arbitrator’s award shall be made within nine (9) months of the filing of a notice of intention (or demand) to arbitrate  (but it may be extended by written agreement of the parties); (b) to base any decision or award on governing law; (c) to not award punitive or other damages that are not measured by the prevailing party’s actual damages, except as may be required by statute; and (d) to issue an award in writing within ten (10) days of concluding the presentation of evidence and briefs.  Judgment may be entered in any court having jurisdiction thereof.  The prevailing party shall be entitled to recover from the other party its costs and expenses, including reasonable attorney’s fees.

15.3LIMITATION OF LIABILITY.  NEITHER PARTY SHALL BE LIABLE TO THE OTHER FOR ANY SPECIAL, CONSEQUENTIAL, INCIDENTAL, PUNITIVE, OR INDIRECT DAMAGES, NOR THE COST OF PROCURING SUBSTITUTE ITEMS OR SERVICES, ARISING FROM OR RELATING TO ANY BREACH OF THIS AGREEMENT, REGARDLESS OF ANY NOTICE OF THE POSSIBILITY OF SUCH DAMAGES.  IN NO EVENT WILL MANAGER BE LIABLE TO CLIENT FOR SPECIAL OR CONSEQUENTIAL DAMAGES ARISING FROM THE PROVISIONS AND THE PERFORMANCE OF SERVICES BY MANAGER UNDER THIS AGREEMENT, EVEN IF MANAGER HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES. FURTHER, THE TOTAL LIABILITY OF MANAGER UNDER THIS AGREEMENT, FOR ANY AND ALL CAUSES, WILL BE LIMITED, AND MANAGER’S TOTAL LIABILITY WILL NEVER EXCEED THE SUM OF TWENTY PERCENT [20%] OF ONE (1) MONTH AVERAGE MANAGEMENT FEES.

EXCEPT AS PROVIDED HEREIN, MANAGER DISCLAIMS ALL REPRESENTATIONS AND WARRANTIES OF ANY KIND OR NATURE, EXPRESS OR IMPLIED [EITHER IN FACT OR BY OPERATION OF LAW], WITH RESPECT TO ANY ITEM OR SERVICE PROVIDED HEREUNDER, INCLUDING BUT NOT LIMITED TO, ANY WARRANTY OF MERCHANTABILITY, TITLE, NON-INFRIGEMENT, OR FITNESS FOR A PARTICULAR PURPOSE OR ANY WARRANTY ARISING FROM CONDUCT, COURSE OF DEALING, CUSTOM, OR USAGE IN TRADE. No claim against MANAGER of any kind under any circumstances will be filed more than one year after RGH knows of, or in the exercise of reasonable care, could know of, such claim or an act or omission of MANAGER that would give rise to such a claim.

15.4Remedies. The arbitrator may grant as remedies in connection with an outstanding Dispute: (a) a required Corrective Action Plan for Manager’s performance of the Management Services, (b) specific performance of this Agreement, (c) full payment by RGH to Manager in accordance with the terms hereof, (d) a modification to the Performance Targets; (e) monetary indemnification in accordance with the terms hereof, and/or (g) any other lawful and appropriate remedy, including termination of this Agreement.

15.5Exclusive Process. Except as otherwise set forth herein, the procedure set forth in this Section 15 shall be the Parties’ exclusive process for resolution of all Disputes.

16.Termination. This Agreement may be terminated prior to the expiration of the Term only as follows, and any such termination shall not affect any rights or obligations arising prior to the effective date of termination:

16.1Termination for Material Breach.

(a)Notwithstanding any provision contained herein, however, Manager shall not be liable to RGH and shall not be deemed to be in breach of this Agreement for  the failure to perform any or all obligations to be performed by Manager pursuant to this Agreement, to the extent such failure results from (i) governmental intervention, (ii) labor dispute, (iii) law, regulations, rules or reimbursement rules or policies that actually prevent such performance, (iv) any other action or force majeure or event which is beyond the reasonable control of Manager, or (v) any failure by RGH to perform, fund or meet any of RGH’s obligations hereunder; and provided that Manager shall nevertheless be obligated duly to perform hereunder to the extent such performance remains feasible.

16.2Bankruptcy Insolvency. Manager shall be entitled to file a UCC for unpaid Management Fees. Manager may terminate this Agreement upon ten (10) days written notice to RGH in the event RGH (or RGH’s sponsoring entity)  becomes insolvent or fails to pay, or admits in writing its inability to pay, its debts as they  mature; or a trustee, receiver or other custodian is appointed for such other party for all or a substantial part of such person’s property and is not discharged within sixty (60) days of appointment;  or any bankruptcy reorganization, debt, arrangement, or other proceeding under  any bankruptcy or insolvency law or any dissolution or liquidation proceeding is instituted by or against such person and if instituted against such person’s is consented to or acquiesced in by such person or remains un-dismissed for sixty (60) days following the original filing; or any warrant or attachment is issued against any substantial portion of the property of such person which is not released within sixty (60) days of service; and RGH may likewise terminate if   any of the foregoing occurs with regard to Manager or iHealthcare Management Company and this substantially impairs Manager’s ability to perform its obligations under this Agreement.

17.Effects of Termination. The termination of this Agreement for any reason shall be without prejudice to any payments or obligations which may have been earned and accrued or become due to any Party hereunder prior to the date of termination. Notwithstanding anything to the contrary herein, the following provisions shall survive any termination hereof: Sections 10 (Defense of Claims), 11 (Access to Records), 12 (Management Fee), 15 (Disputes), 19 (Representation and Warranties) and 21 (Miscellaneous). In the event this Agreement is terminated for any reason, RGH shall pay to Manager all unpaid fees then due.

18.Transition Services. In the event of termination of this Agreement prior to expiration for any reason other than insolvency or bankruptcy of RGH, upon request of RGH, Manager shall be obligated to continue to provide RGH with the Management Services described herein for a period of up to one hundred twenty (120) days after such termination or expiration of this Agreement (the “Transition Period”), and during such Transition Period: (a) Provided  RGH shall continue to compensate Manager in accordance with this Agreement, (b) Manager shall fully cooperate in order to ensure the orderly and efficient transfer of its functions hereunder to RGH and/or another service provider; (c) Manager shall fully cooperate in order to ensure no disruption to patient care functions; and (d) the Parties shall cooperate in order to resolve any outstanding operational, financial, legal or other matters arising (including audits) from the period in which this Agreement was in effect.

19.Representations and Warranties.

19.1Manager. As of the Effective Date, Manager represents and warrants to RGH as follows:

(a)Manager is a Florida company duly organized, validly existing, and in good standing under the laws of the State of Florida.

(b)Manager has full authority to enter into and perform this Agreement, and the signature of Manager’s representative at the end hereof signifies that this Agreement has been duly authorized, executed and delivered and represents a legal, valid and binding agreement enforceable against Manager in accordance with its terms (subject only to customary limitations on the enforceability and availability of remedies in accordance with principles of law and equity).

(c)The execution, delivery and performance of this Agreement by Manager does not (i) require any consent, waiver, approval, license or authorization of any person or public authority which has not been obtained and is not presently in effect; (ii) to the knowledge of Manager, violate any provision of law applicable to Manager; or (iii) conflict with or result in a default under, or create any lien upon any of the property or assets of Manager under, any agreement or instrument; or (iv) violate any judicial or administrative decree, contract, or other legal obligation to which Manager is subject or by which any of its assets are bound.

(e)There is no civil, criminal or administrative action, suit, demand, claim, hearing, proceeding or investigation pending or, to Manager’s knowledge threatened against Manager that may materially delay or interfere with its entering into and fully and duly performing this Agreement.

(f)Neither Manager nor, to the knowledge of Manager, any Manager personnel (including any Senior Executive) is a person excluded or barred from the Medicare or Medicaid programs.

19.2RGH. As of the Effective Date, RGH represents and warrants to Manager as follows:

(a)RGH is a for-profit corporation duly organized, validly existing, and in good standing under the laws of the State of Florida.

(b)RGH has full authority to enter into and perform this Agreement, and the signature of RGH’s representative at the end hereof signifies that this Agreement has been duly authorized, executed and delivered and represses a legal, valid and binding agreement enforceable against RGH in accordance with its terms (subject only to customary limitations on the enforceability and availability of remedies in accordance with principles of law and equity).

(c)The execution, delivery and performance of this Agreement by RGH does not (i) require any consent, waiver, approval, license or authorization of any person or public authority which has not been obtained and is not presently in effect; (ii) violate any provision of law applicable to RGH; or (iii) conflict with or result in a default under, or create any lien upon any of the property or assets of RGH under, any agreement or instrument; or (iv) violate any judicial or administrative decree, contract, or other legal obligation to which RGH is subject or by which any of its assets are bound.

(d)There is no civil, criminal or administrative action, suit, demand, claim, hearing, proceeding or investigation pending or, to RGH’s knowledge threatened against RGH that may materially delay or interfere with its entering into and fully and duly performing this Agreement.

20.Miscellaneous.

20.1Non-Solicitation. During the Term hereof and for a period of two  (2)  years after its expiration or termination for any reason RGH, on behalf of itself and its subsidiaries and affiliates and any person which may acquire all or substantially all of its assets agrees that, until two (2) years subsequent to the termination of this Agreement, it will not solicit, recruit, hire or otherwise engage any Senior Executive or other employee of the Manager or SE Employer that provided services to RGH or Manager relating to RGH while employed by SE Employer or its affiliates (“SE Employer Solicited Person”).

20.2Public Statements. Manager shall be authorized to make public statements about RGH, services provided and its relationship hereunder.

20.3Use of RGH Name. Manager may use the RGH or RGH Hospital names in a manner reasonably necessary or conducive to performing its services hereunder.

20.4Reimbursable Expenses. During the Term, Manager shall be promptly reimbursed for all reasonable expenses (to the extent of and pursuant to RGH’s expense reimbursement policy for other personnel and contractors) incurred by Manager or third parties Manager contracts with in connection with the provision of the Management Services hereunder (e.g., Senior Executives), including, but not limited to transportation, lodging, meals, travel and office expenses upon submission to RGH of invoices. Any such expenses, subject to this section, shall require prior approval by RGH to be eligible for reimbursement.

20.5Notices. All notices, requests, demands and other communications  required or permitted to be given pursuant to this Agreement must be in writing and shall be (i) delivered to the appropriate address by hand, by nationally recognized overnight service (costs prepaid); (ii) sent by facsimile or email, or (iii) sent by registered or certified mail, return receipt requested, in each case to the following addresses, facsimile numbers or email addresses and marked to the attention of the person (by name or title) designated below (or to such other address, facsimile number, email address or person as a Party may designate by notice delivered to the other Party in accordance with this Section:

Manager:Executive Vice President

iHealthcare Management Company

                            3901 SW 28th Street 2nd Floor

                            Miami, FL, 33142

RGH:                Regional General Hospital

                             125 SW 7th Street,

                             Williston, Florida 32696

All notices, requests, demands and other communications shall be deemed have been duly given (as applicable): (A) if delivered by hand, when delivered by hand; (B) if delivered by UPS, Federal Express, DHL or other nationally-recognized overnight delivery service, when delivered by such service; (C) if sent via registered or certified mail, three (3) Business Days after being deposited in the mail, postage prepaid; or (D) if delivered by email or facsimile, when transmitted if transmitted with confirmed delivery.

20.6Severability. If any clause or provision of this Agreement  is  determined by a governmental body or a court having jurisdiction thereof to be illegal, invalid, or unenforceable under any present or future law, then the Parties agree that the remaining provisions of this Agreement that reasonably can be given effect apart from the illegal or unenforceable provision shall continue in effect and there shall be substituted for such invalid or unenforceable provision a provision as similar as is feasible and yet would be lawful.

20.7Expenses. Except as otherwise expressly provided herein, each Party will bear its own legal, accounting, and other fees and expenses relating to the negotiation and preparation of this Agreement and the transactions contemplated hereby.

20.8Public Announcements. The time and content of any announcements, press releases, or other public statements concerning this Agreement and the transactions described herein will be determined by a process agreed to by the Parties.

20.9Waiver. No failure on the part of any party hereto to exercise, and no delay in exercising, any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or remedy hereunder preclude any other or further exercise thereof or the exercise of any other rights, power or remedy.

20.10Captions. The captions or titles of the sections herein have been included for convenience only and shall not be considered as part of this Agreement.

20.11Counterparts. This Agreement may be signed in counterparts, each of which shall be deemed an original. Delivery of an executed counterpart of a signature page to this Agreement by facsimile or in electronic (“pdf” or “tif”) format shall be effective as delivery of a manually executed counterpart of this Agreement.

20.12Force Majeure. Manager shall not be deemed to be in violation hereunder for failure to perform any obligation contained in this Agreement or for any incomplete performance hereunder for the time of and to the extent that such failure or incomplete performance is occasioned by any cause or causes beyond the control of Manager, including, but not limited to, delays or failure in performance or non-performance or interruption of services resulting directly or indirectly from acts of God, Acts of War (including Terrorist activities), civil disorders, vandalism, fires, floods, weather, electrical failures, postal delays, inability to procure materials, sabotage, restrictive governmental laws or regulations, labor actions or shortages, criminal activity of third parties,  loss of internet connectivity or incomplete or inaccurate data input as supplied by RGH.

20.13Consents. Whenever under this Agreement provision is made for either Party’s securing the consent or approval of the other, such consent or approval shall be in writing and (except as otherwise provided herein) shall not be unreasonably withheld, delayed, or conditioned.

20.14Binding Effect; Assignment. This Agreement is binding on, and is for the benefit of RGH and Manager and their successors, assigns, and legal representatives (and Manager; iHealthcare Management Company). A Party shall not assign its rights or delegate its obligations under this Agreement without the prior,  written consent of the other Party; provided, that, Manager may (upon written notice to RGH) assign this Agreement to an affiliate of Manager, and/or to subcontract with any other parties for the performance of various aspects of its obligations hereunder, provided  that Manager shall (a) adequately inform such subcontractors of their obligations hereunder, (b) ensure that they fully comply herewith, and (c) remain fully responsible for the performance of any such assignee and/or subcontractor.

20.15Governing Law. This Agreement shall be governed and construed according to the laws of the State of Florida, without giving effect to any choice or conflict of law provision or rule thereof.

20.16Further Assurance. Each Party agrees to execute and deliver to the other such additional instruments, certificates, and documents as the requesting Party may reasonably request in order to assist the requesting Party in obtaining the rights and benefits to which such Party is entitled hereunder.

20.17Third Party Beneficiaries. The Manager Indemnified Persons, RGH Indemnified Persons, the Senior Executives and SE Employer are express third party beneficiaries of the provisions of this Agreement that relate to them.

20.18    Entire Agreement. This Agreement (including exhibits and schedules) contain the entire agreement of the Parties with respect to the matters set forth herein and supersede all prior negotiations and agreements, whether oral or written, concerning the subject matter hereof, all of which are merged in this Agreement.

20.19   Amendment and First Right of Refusal. This Agreement sets forth the entire understanding and agreement among the parties hereto with reference to the subject matter hereof and may not be modified, amended, discharged or terminated except by a written instrument signed by the parties hereto. First Right of Refusal:  Landlord/Owner hereby grants to iHealthcare (iHCC) a first right of refusal to purchase the hospital property and real estate during the term and any extensions of this Management and

Administrative Services Agreement.  If Landlord/Owner shall desire to sell the hospital property and real estate, and receives a bona fide offer to purchase, Landlord/Owner shall give iHealthcare written notice of Landlord/Owner intention to sell Landlord/Owner interest in the hospital property and real estate as contained in said offer to purchase. Such notice (Landlord/Owner Notice) shall state the terms and conditions under which Landlord/Owner intends to sell its interest. For Sixty (60) business days following the giving of such notice, iHealthcare shall have the option to purchase the Landlord/Owner interest as stated in the Landlord/Owner Notice.  A written notice in substantially the following form, addressed to Landlord/Owner and signed by iHealthcare, within the period for exercising the Option, shall be an effective exercise of iHealthcare Option to Purchase.

20.18Manager; iHealthcare Management Company. In consideration for the potential benefits to iHealthcare Management Company, as sole member or ultimate parent of Manager to be derived from the management fees and other benefits secured by Manager hereunder, iHealthcare Management Company hereby agrees fully to ensure that Manager duly and timely fulfills its performance obligations, financial obligations, indemnification obligations, and other obligations, under this Agreement. RGH retains Manager as the sole and exclusive executive group and management agent during the term of this Agreement.

                                                                    [Signature Page Follows]

IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed as of January 7, 2019

Regional Health Partners, LLC d/b/a Regional General Hospital:

By: /s/ Jorge Perez

Name: Jorge Perez

Title: Chairman, Hospital Governing Body

Manager - iHealthcare Management Company

By: /s/ Noel Mijares

Name: Noel Mijares

Title:     Chief Executive Officer